UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

TARGET GLOBAL ACQUISITION I CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT,

SUBJECT TO COMPLETION, DATED JUNE 10, 2024

TARGET GLOBAL ACQUISITION I CORP.

A Cayman Islands Exempted Company

PO Box 10176, Governor’s Square, 23

Lime Tree Bay Avenue,

Grand Cayman, KY1-1002,

Cayman Islands

NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING

To Be Held at 12:00 p.m., Eastern Time, on      , 2024

TO THE SHAREHOLDERS OF TARGET GLOBAL ACQUISITION I CORP.:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting in lieu of an annual general meeting of Target Global Acquisition I Corp., a Cayman Islands exempted company (“we,” “us,” “our,” “TGAA,” “TG” or the “Company”), which will be held on      , 2024, at 12:00 p.m., Eastern Time, at the offices of Orrick, Herrington & Sutcliffe LLP located at 51 West 52nd Street, New York, New York 10019, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”). Shareholders will have the opportunity to present questions to the management of the Company at the Shareholder Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC.

The Shareholder Meeting will be conducted in person and the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Articles”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by 12:00 p.m., Eastern Time, on      , 2024 (two business days prior to the initially scheduled meeting date).

The attached notice of the Shareholder Meeting and proxy statement describe the business the Company will conduct at the Shareholder Meeting (unless the Company determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about the Company that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated      , 2024, and is first being mailed, along with our Annual Report on Form 10-K for the year ended December 31, 2023, to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - To amend, by way of special resolution, the Company’s Articles to eliminate the requirement to make monthly cash deposits to the Trust Account in order to extend the date (the “Termination Date”) by which the Company has to consummate an initial business combination (the “Extension Amendment”) from      , 2024 (the “Original Termination Date”) to December 9, 2024 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date, if the Company has by the Articles Extension Date entered into a letter of intent or definitive binding agreement to consummate an initial business combination (“Business Combination”), on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by the Chief Executive Officer (the “CEO”) and approved by the Board of Directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”);

2.

Proposal No. 2 - The Trust Amendment Proposal - To amend, by the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), voting together as a single class, that certain investment management trust agreement, dated December 8, 2021 (as amended on June 6, 2023, November 29, 2023 and December 15, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental,” or the “Trustee”), as provided by the resolution in the form set forth in Annex B to this proxy statement, to change the date on which Continental must commence liquidation (the “Trust Amendment”) of the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date and (iii) the Additional Articles Extension Date if no further Additional Articles Extension Date is approved. (the “Trust Amendment Proposal”);

3.

Proposal No. 3 - The Director Appointment Proposal - To re-appoint, by way of ordinary resolution of the holders of the Class B Ordinary Shares, each of Mr. Lars Hinrichs and Ms. Sigal Regev as Class II directors on the Company’s Board to serve until the 2027 annual general meeting of shareholders, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal (the “Director Appointment Proposal”);

4.

Proposal No. 4 - The Auditor Ratification Proposal - To ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

5.

Proposal No. 5 - The Adjournment Proposal - To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal, (ii) if the holders of Company’s Class A Ordinary Shares, issued as part of the units sold in the Company’s initial public offering (the “Public Shares”), have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Company initially had 18 months from the closing of its initial public offering (“IPO”), until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (until December 13, 2023), if the Company extended the period of time to consummate a Business Combination, subject to the Sponsor depositing additional funds in the Trust Account) to complete an initial Business Combination. On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto (the “First Extension”). In connection with the First Extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. With respect to the First Extension, on each of September 11, 2023, October 11, 2023, November 11, 2023 and December 11, 2023, the Sponsor made a prior contribution of $90,000 to the Company for each such monthly extension.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto (the “Second Extension”). In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. With respect to the Second Extension, on May 6, 2024, the Company announced that upon the request of the Sponsor, the Board has elected to extend the Company’s Termination Date to June 8, 2024 and the Sponsor made a contribution of $90,000 to the Company’s trust account.

On May 31, 2024, Michael Minnick was appointed the Chief Executive Officer of the Company and the Sponsor transferred 3,533,191 Class A and 17,500 Class B Ordinary Shares to CIIG Management III LLC (the “Designee”), an entity managed by Mr. Minnick (the “Securities Assignment”). In connection with the Securities Assignment, Mr. Minnick and the Designee entered into a Purchaser Insider Letter with the Company similar to the insider letter that the Sponsor, directors and officers of the Company entered into at the time of the Company’s initial public offering provided however the Lock-Up period definition in the Purchaser Insider Letter was amended with the consent of the Company and the IPO underwriters. In addition, the Company received a waiver in connection with the Securities Assignment from the lead underwriter of its entitlement to receive the payment of its portion of the Deferred Discount. Pursuant to the Purchaser Insider Letter, the Designee and the Chief Executive Officer have agreed that, it or he shall not Transfer 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof) until the completion of the Company’s initial Business Combination and 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof shall not be transferred, assigned or sold except to permitted transferees unless and until the earlier to occur of (A) six months after the completion of the Company’s initial Business Combination and (B) subsequent to the Company’s initial Business Combination if the last sale price of the ordinary shares equals or exceeds $12.00 per share (subject to adjustment) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination.

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target (the “Prospective Target”) in the robotics industry utilizing artificial intelligence technology which the Company believes is a compelling investment opportunity. The Company is currently in negotiations with the Prospective Target and the execution of a business combination agreement is subject to several conditions, including the completion of due diligence and the negotiation and preparation of documentation. TGAA anticipates entering into a definitive business agreement with the Prospective Target, but the Board currently believes that the Extension Amendment Proposal and the Trust Amendment Proposal are advisable in order to be able to provide sufficient flexibility to structure a transaction to consummate an initial business combination and to adjust to current market terms.

On June 6, 2024, the Company announced that upon the request of the Designee, the Board has elected to extend the Company’s Termination Date to July 8, 2024 and the Designee will make a contribution of $90,000 to extend the Company’s Termination Date to July 8, 2024.

If the Extension Amendment Proposal is not approved, the Sponsor, in its own capacity, does not intend to make any additional cash contributions to extend the termination date further from July 8, 2024 to August 8, 2024, as required by the terms of the Second Extension. The Designee may elect in its sole discretion, subject to Board approval, to continue to make the additional monthly cash contributions to extend the termination date through the Articles Extension Date. If the Designee does not elect to do so, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2024 and any pro rata portion of any prior monthly cash deposit previously made by the Sponsor (or its affiliates or designees) or the Designee, as applicable, for the partial period following the Extension Amendment effective date through the Original Termination Date will be refunded to them by the Trustee. In addition, in the event that the Company has entered into letter of intent or definitive binding agreement to consummate a Business Combination by the Articles Extension Date, the Company, without another shareholder vote, may elect to extend on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s Board, if requested by the CEO and approved by the Board of Directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto.

The purpose of the Extension Amendment Proposal is to enhance the flexibility of the Company to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

The Company is listed on The Nasdaq Global Market. Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be December 9, 2024 (the first business day following such 36-month anniversary). If the Extension Amendment Proposal is approved and the Company elects to extend the Termination Date of the Company to the final Additional Articles Extension Date, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the contemplated Articles Extension Date and the Additional Articles Extension Dates may not comply with Nasdaq rules but the Company could attempt to seek an appeal and potentially regain compliance in the event additional time beyond the 36-month anniversary is required to consummate an initial business combination. For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors – The Extension Amendment contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

As contemplated by the Articles, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Extension Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the Articles Extension Date or the relevant Additional Articles Extension Date.

On June  , 2024, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $   , based on the aggregate amount on deposit in the Trust Account of approximately $    as of June  , 2024 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on June 7, 2024 was $11.38. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same per share as if the shares were sold in the open market (based on the per share redemption price as of June  , 2024). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date; and (iii) the relevant Additional Articles Extension Dates.

The purpose of the Director Appointment Proposal is to approve the re-appointment of two directors to serve on the Board until the 2027 annual general meeting of shareholders, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.

The purpose of the Auditor Ratification Proposal is to ratify the selection by our audit committee of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

The purpose of the Adjournment Proposal is to allow the Board to adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal, or (ii) the Adjournment Proposal will only be presented would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before at the Shareholder Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Shareholder Meeting that is not necessary or no longer desirable to proceed with the other proposals to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal at the Shareholder Meeting or if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of Nasdaq, or if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal, if adopted, will allow

Continental to commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date; and (iii) the Additional Articles Extension Date if no further Additional Articles Extension Date is approved. Approval of the Director Appointment Proposal requires an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Prior to our Business Combination, only holders of our Class B Ordinary Shares will have the right to vote on the appointment of directors. Holders of our Class A Ordinary Shares will not be entitled to vote on the appointment of directors during such time. Approval of the Auditor Ratification Proposal and Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Board has fixed the close of business on May 22, 2024 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY THAT THE COMPANY OBTAIN THE EXTENSION AMENDMENT, THE TRUST AMENDMENT, THE DIRECTOR APPOINTMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND, IF NECESSARY, THE ADJOURNMENT PROPOSAL. AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL, THE DIRECTOR APPOINTMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND, IF NECESSARY, THE ADJOURNMENT PROPOSAL ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, HAS DECLARED IT ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE TRUST AMENDMENT PROPOSAL, “FOR” THE DIRECTOR APPOINTMENT PROPOSAL, “FOR” THE AUDITOR RATIFICATION PROPOSAL, AND, IF NECESSARY, “FOR” THE ADJOURNMENT PROPOSAL.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE

NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

EACH OF THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL IS CONDITIONED ON THE APPROVAL OF EACH OTHER. UNLESS EACH OF THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING, THE EXTENSION AMENDMENT WILL NOT BE IMPLEMENTED.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares. Also enclosed is a copy of our Annual Report on Form 10-K for the year ended December 31, 2023. Shareholders will have the opportunity to present questions to the management of the Company at the Shareholder Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC.

By Order of the Board of Directors of Target Global Acquisition I Corp.

By:
Name:
Title:

i

PRELIMINARY PROXY STATEMENT,

SUBJECT TO COMPLETION, DATED JUNE 10, 2024

TARGET GLOBAL ACQUISITION I CORP.

A Cayman Islands Exempted Company

PO Box 10176, Governor’s Square, 23

Lime Tree Bay Avenue,

Grand Cayman, KY1-1002,

Cayman Islands

EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING

OF TARGET GLOBAL ACQUISITION I CORP.

To Be Held at 12:00 p.m., Eastern Time, on      , 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting in lieu of an annual general meeting of Target Global Acquisition I Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on      , 2024, at 12:00 p.m., Eastern Time, at the offices of Orrick, Herrington & Sutcliffe LLP located at 51 West 52nd Street, New York, New York 10019, United States of America, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to select an appropriate target business or businesses;

•	our ability to complete our Business Combination;

•	our expectations around the performance of the prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our Business Combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our Business Combination;

•	our potential ability to obtain additional financing to complete our Business Combination;

•	our pool of prospective target businesses;

•

our ability to consummate a Business Combination due to uncertainty resulting from the changes in geopolitical conditions and global economic uncertainty, including the Israel-Hamas conflict, the Russia-Ukraine war and other macroeconomic factors, including the impact thereof on the status of debt and equity markets;

•	the ability of our officers and directors to generate a number of potential business combination opportunities;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the Trust Account (as defined below) or available to us from interest income on the Trust Account balance;

•	the Trust Account not being subject to claims of third parties; and

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports the Company has filed with the Securities and Exchange Commission (the “SEC”), including the final prospectus related to the Company’s IPO filed with the SEC on December 8, 2021 (File No. 333-253732), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our quarterly reports on Form 10-Q filed with the SEC from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On February 2, 2021, an affiliate of our Sponsor subscribed for an aggregate of 7,187,500 Class B Ordinary Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share, which shares were subsequently transferred to our Sponsor for a consideration of $25,000. On November 8, 2021, 1,437,500 Class B Ordinary Shares were cancelled by us resulting in a decrease in the total number of Class B Ordinary Shares outstanding from 7,187,500 shares to 5,750,000 shares. Prior to the completion of our IPO, our sponsor transferred 25,000 Class B Ordinary Shares to each of our independent directors and 100,000 Class B Ordinary Shares to each of our former Chief Executive Officer Shmuel Chafets and our Chairman Dr. Gerhard Cromme.

On December 9, 2021, we completed our IPO of 20,000,000 units at a price of $10.00 per unit (the “units”), generating gross proceeds of $200,000,000. Each unit consists of one Class A Ordinary Share and one-third of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to certain adjustments.

Substantially concurrently with the completion of our IPO, our sponsor purchased an aggregate of 6,666,667 private placement warrants (the “Private Placement Warrants”) at a price of $1.50 per warrant, or $10,000,000 in the aggregate. A total of $204,000,000, comprised of $196,000,000 of the proceeds from the IPO, including $7,000,000 of the underwriters’ deferred discount, and $8,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”).

On December 29, 2021, the underwriters exercised their over-allotment option and purchased an additional 1,489,658 units at an offering price of $10.00 per unit, generating aggregate additional gross proceeds of $14,896,580 to the Company. Substantially concurrently with the exercise of the over-allotment option, we completed the private sale of 397,242 additional Private Placement Warrants to the Sponsor at a purchase price of $1.50 per warrant, generating additional gross proceeds to the Company of $595,863.

Following the closing of our IPO on December 9, 2021, and after the closing of the over-allotment option exercise on December 29, 2021, a total of $219,194,512, was placed in the Trust Account maintained by Continental.

The Company initially had 18 months from the closing of the IPO, until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (until December 13, 2023) if the Company extended the period of time to consummate a Business Combination, subject to the Sponsor depositing additional funds in the Trust Account) to complete an initial Business Combination. On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto (the “First Extension”). In connection with the First Extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. With respect to the First Extension, on each of September 11, 2023, October 11, 2023 and November 11, 2023 and December 11, 2023, the Sponsor made a prior contribution of $90,000 to the Company for each such monthly extension.

On June 11, 2023, the Company issued an aggregate of 5,347,415 Class A Ordinary Shares, par value $0.0001 per share, to the Sponsor and certain directors and officers of the Company (collectively the “Holders”), upon the conversion (the “Conversion”) of an equal number of the Company’s Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares”) held by the Holders. The 5,347,415 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s Initial public offering. In addition, following the Conversion, certain additional restrictions pursuant to Regulation S of the Securities Act apply to the Class A Ordinary Shares of the Holders.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto (the “Second Extension”). In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. With respect to the Second Extension, on May 6, 2024, the Company announced that upon the request of the Sponsor, the Board has elected to extend the Company’s Termination Date to June 8, 2024 and the Sponsor made a contribution of $90,000 to the Company’s trust account.

On May 31, 2024, Michael Minnick was appointed the Chief Executive Officer of the Company and the Sponsor transferred 3,533,191 Class A and 17,500 Class B Ordinary Shares to CIIG Management III LLC (the “Designee”), an entity managed by Mr. Minnick (the “Securities Assignment”). In connection with the Securities Assignment, Mr. Minnick and the Designee entered into a Purchaser Insider Letter with the Company similar to the insider letter that the Sponsor, directors and officers of the Company entered into at the time of the Company’s initial public offering provided however the Lock-Up period definition in the Purchaser Insider Letter was amended with the consent of the Company and the IPO underwriters. In addition, the Company received a waiver in connection with the Securities Assignment from the lead underwriter of its entitlement to receive the payment of its portion of the Deferred Discount. Pursuant to the Purchaser Insider Letter, the Designee and the Chief Executive Officer have agreed that, it or he shall not Transfer 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof) until the completion of the Company’s initial Business Combination and 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof shall not be transferred, assigned or sold except to permitted transferees unless and until the earlier to occur of (A) six months after the completion of the Company’s initial Business Combination and (B) subsequent to the Company’s initial Business Combination if the last sale price of the ordinary shares equals or exceeds $12.00 per share (subject to adjustment) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination.

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target (the “Prospective Target”) in the robotics industry utilizing artificial intelligence technology which the Company believes is a compelling investment opportunity. The Company is currently in negotiations with the Prospective Target and the execution of a business combination agreement is subject to several conditions, including the completion of due diligence and the negotiation and preparation of documentation. TGAA anticipates entering into a definitive business agreement with the Prospective Target, but the Board currently believes that the Extension Amendment Proposal and the Trust Amendment Proposal are advisable in order to be able to provide sufficient flexibility to structure a transaction to consummate an initial business combination and to adjust to current market terms.

On June 6, 2024, the Company announced that upon the request of the Designee, the Board has elected to extend the Company’s Termination Date to July 8, 2024 and the Designee will make a contribution of $90,000 to extend the Company’s Termination Date to July 8, 2024.

If the Extension Amendment Proposal is not approved, the Sponsor, in its own capacity, does not intend to make any additional cash contributions to extend the termination date further from July 8, 2024 to August 8, 2024, as required by the terms of the Second Extension. The Designee may elect in its sole discretion, subject to Board approval, to continue to make the additional monthly cash contributions to extend the termination date through the Articles Extension Date. If the Designee does not elect to do so, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2024 and any pro rata portion of any monthly cash deposit previously made by the Sponsor (or its affiliates or designees) or the Designee, as applicable, for the partial period following the Extension Amendment effective date through the Original Termination Date will be refunded to them by the Trustee. In addition, in the event that the Company has entered into letter of intent or definitive binding agreement to consummate a Business Combination by the Articles Extension Date, the Company, without another shareholder vote, may elect to extend on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the Chief Executive Officer (the “CEO”) and approved by the Board of Directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto.

The purpose of the Extension Amendment Proposal is to enhance the flexibility of the Company to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

The Company is listed on The Nasdaq Global Market. Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be December 9, 2024 (the first business day following such 36-month anniversary). If the Extension Amendment Proposal is approved and the Company elects to extend the Termination Date of the Company to the final Additional Articles Extension Date, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the contemplated Articles Extension Date and the Additional Articles Extension Dates may not comply with Nasdaq rules but the Company could attempt to seek an appeal and potentially regain compliance in the event additional time beyond the 36-month anniversary is required to consummate an initial business combination. For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors—The Extension Amendment contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company’s securities to be delisted from Nasdaq.”

The Company’s principal executive office is located at PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands.

RISK FACTORS

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on December 8, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 4, 2024 and (iii) our quarterly and other reports we file with the SEC from time to time, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a Business Combination.

Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved and the Extension Amendment is implemented, the Company can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date or the relevant Additional Articles Extension Date, if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved and the Extension Amendment is implemented, the Company expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension Amendment or a Business Combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities and the $90,000 monthly deposits to the trust account will cease.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Class A Ordinary Shares issued as part of the units sold in our IPO (the “Public Shares”), may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares. In addition, the $90,000 monthly deposit to the trust account will no longer be required and any partial payment of a prorated month will be returned as of the approval date.

The Extension Amendment contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company’s securities to be delisted from Nasdaq.

The Company’s securities are listed on the Nasdaq Global Market. Nasdaq Listing Rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of the registration statement filed in connection with its initial public offering. Since the Company’s IPO registration statement was declared effective by the SEC on December 8, 2021, it is required to complete an initial business combination by December 9, 2024 pursuant to Nasdaq Listing Rule IM-5101-2 (the “Nasdaq Deadline”). If the Extension Amendment is approved and the Board exercises its right to extend the life of the Company past December 9, 2024, such extension would extend the life of the Company past the Nasdaq Deadline. Nasdaq Listing Rule IM-5101-2 also provides that failure to comply with this requirement will result in the Listing Qualifications Department issuing a Staff Delisting Determination under Rule 5810 to delist the Company’s securities. We cannot assure you that Nasdaq will not suspend or delist the Company’s securities in the event the Extension Amendment Proposal is approved and the Extension Amendment is implemented to a date after December 9, 2024 and the Company does not complete one or more business combinations by the Nasdaq Deadline. Upon receipt of any such delisting letter, the Company will have the option to appeal Nasdaq’s determination. To the extent that the Company receives a delisting letter, the Company intends to appeal the Nasdaq delisting in order to permit the continued listing of the Company on Nasdaq so that the Company can consummate an initial business combination by the Additional Articles Extension Date. We cannot assure you that any such appeal or hearing will be successful. In the event the Company is not successful in its appeal and is delisted from Nasdaq, the only established trading market for its securities would be eliminated and the Company would seek to have its securities quoted on an over-the-counter market.

If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	an inability to complete a business combination;

•	reduced liquidity for our securities;

•

a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Our Initial Shareholders hold all of our outstanding Class B Ordinary Shares and as a result, control the outcome of the Director Election Proposal, as only holders of our Class B Ordinary Share have the right to vote on the election of directors and to remove directors prior to a Business Combination. In addition, our Initial Shareholders will exert a substantial influence on other actions requiring a shareholder vote, potentially in a manner that shareholders do not support.

Our Initial Shareholders own approximately 57.7% of our issued and outstanding Ordinary Shares and they control the outcome of the Director Appointment Proposal, as only holders of our Class B Ordinary Shares have the right to vote on the election of directors and to remove directors prior to a Business Combination. We expect our Initial Shareholders to vote in favor of the election of the director nominees.

In addition, our Initial Shareholders will also exert a substantial influence on other actions requiring a shareholder vote, potentially in a manner that shareholders do not support, including amendments to our Articles. For example, our Initial Shareholders intend to vote in favor of both the Extension Amendment Proposal and the Trust Amendment Proposal. As a result, as of the Record Date, in addition to the shares held by the Initial Shareholders, the Company would need at least 832,009 Class A Ordinary Shares held by public shareholders, or approximately 21.1% of all Class A Ordinary Shares held by public shareholders, to be voted in favor of the Extension Amendment Proposal and at least 676,898 Class A Ordinary Shares held by public shareholders, or approximately 17.2% of all Class A Ordinary Shares held by public shareholders, to be voted in favor of the Trust Amendment Proposal if all Ordinary Shares are represented at the Shareholder Meeting and cast votes.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations.

On January 24, 2024, the SEC adopted a series of new rules relating to SPACs (the “SPAC Rules”) requiring, among other items, (i) additional disclosures relating to SPAC business combination transactions, (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and de-SPAC transactions; (iii) the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and (iv) both the SPAC and the target company’s status as co-registrants on de-SPAC registration statements. The majority of these SPAC Rules will become effective on July 1, 2024.

Compliance with the SPAC Rules and related guidance may increase the costs of and the time needed to negotiate and complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

On January 24, 2024, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•	registration as an investment company with the SEC;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, since November 24, 2023, we maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Business Combination or the liquidation of our Company. By holding the funds in cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our Business Combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to provide holders of our Class A Ordinary Shares the right to have their shares redeemed in connection with our Business Combination or to redeem 100% of our public shares if we do not complete our Business Combination within the deadline prescribed in our Articles, or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares; or (iii) absent our completing a Business Combination within the deadline prescribed in our Articles, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a Business Combination. If we have not consummated our Business Combination within the required time period, our public shareholders may receive only approximately $   per public share, or less in certain circumstances, on the liquidation of our Trust Account and our warrants will expire worthless.

We may not be able to complete a Business Combination with a U.S. target company if such Business Combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

Our Sponsor is controlled by, and has substantial ties with, non-U.S. persons domiciled principally in Israel and the United Kingdom. Acquisitions and investments by non-U.S. Persons in certain U.S. business may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to, amongst other things, critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. For so long as our Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/ or mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of any U.S. business of the combined company if we proceed without first obtaining CFIUS clearance. These potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If CFIUS elects to review a Business Combination, the time necessary to complete such review of the Business Combination or a decision by CFIUS to prohibit the Business Combination could prevent us from completing a Business Combination within the deadline specified in our amended and restated memorandum and articles of association (the “Articles”).

If we are not able to consummate a Business Combination by the deadline specified in our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. Finally, the Company’s public shareholders will not receive the benefit of any price appreciation of our Public Shares that might result from a Business Combination with a target company.

There can be no assurance that we will not be subject to a U.S. Excise Tax in connection with redemptions of our Class A Ordinary Shares in certain circumstances.

Section 4501 of the U.S. Internal Revenue Code of 1986, as amended, generally imposes a 1% excise tax on the fair market value of certain repurchases of stock (net of the fair market value of certain new stock issuances) by “covered corporations” (the “U.S. Excise Tax”). The tax is imposed on the repurchasing corporation itself, not its stockholders. Subject to certain exceptions, the U.S. Excise Tax is imposed on publicly traded U.S. corporations. Because we are a “blank check” Cayman Islands corporation with no subsidiaries or previous merger or acquisition activity, we are not currently a “covered corporation” for this purpose. However, a repurchase of our stock that occurs in connection with a business combination with a U.S. target company might be subject to the U.S. Excise Tax, depending on the structure of the business combination and other transactions that might occur during the relevant year. The U.S. Treasury has been given authority to issue regulations or other guidance to carry out, and to prevent the avoidance of, the U.S. Excise Tax. On April 12, 2024, the U.S. Treasury and Internal Revenue Service issued proposed regulations regarding the application of this U.S. Excise Tax, but there can be no assurance that these regulations will be finally adopted in their current form. For the avoidance of doubt, if due to a business combination with a U.S. company, a U.S. Excise Tax becomes payable in connection with any redemptions of Class A Ordinary Shares in the future, the proceeds deposited in the Trust Account and the interest earned thereon will not be used to pay for any such U.S. Excise Tax.

We believe that we were a passive foreign investment company, or “PFIC,” for our 2021, 2022 and 2023 taxable years, and we may also be a PFIC for our current taxable year, which could result in adverse U.S. federal income tax consequences to U.S. investors.

If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. investor in our Class A Ordinary Shares or warrants, the U.S. investor may be subject to adverse U.S. federal income tax consequences and additional reporting requirements. We believe that we did not qualify for the PFIC

“start-up exception” (as described in our IPO prospectus under the caption “Taxation – United States Federal Income Tax Considerations – Passive Foreign Investment Company Rules”) for our taxable year ended December 31, 2021. Therefore, we believe that we were a PFIC for our taxable years ended December 31, 2021, December 31, 2022 and December 31, 2023. In addition, even if our business combination is completed during our current taxable year, it is possible that we will be a PFIC for our current taxable year depending on the timing and structure of the business combination and the nature and value of the income and assets of the company with which we combine, the details of which are currently unknown. If we are a PFIC during any taxable year during which a U.S. investor owns our Class A Ordinary Shares or warrants, we generally will continue to be treated as a PFIC with respect to such U.S. investor’s Class A Ordinary Shares or warrants even if we are not a PFIC for any subsequent taxable year, unless the U.S. investor makes a “deemed sale” election or made a “qualified electing fund election” or “QEF Election” for the first taxable year during it held (or was deemed to hold) Class A ordinary shares while the Company was a PFIC.

A U.S. shareholder (but not a warrant holder) that made a timely election with respect to our Class A Ordinary Shares may be able to mitigate the adverse U.S. federal income tax consequences under the PFIC rules by including in its income the U.S. shareholder’s pro rata share of our earnings on a current basis, whether or not they are distributed. We prepared a PFIC Annual Information Statement in order to enable our U.S. shareholders to make and maintain QEF elections with respect to our 2021 taxable year and 2022 taxable year and we will endeavor provide such statement with respect to our 2023 taxable year upon request. However, there can be no assurance that we will timely provide the required information to make a QEF election, and a QEF election would be unavailable with respect to our warrants in all cases.

We urge U.S. investors to consult their tax advisers regarding the application of the PFIC rules and the availability, advisability and consequences of making any election that may be available under the PFIC rules (including the possible combination of a “deemed sale” and QEF election with respect to our Class A Ordinary Shares, if a timely QEF election had not been made previously). For a more detailed explanation of these and other elections, as well as other aspects of the PFIC rules, see the description in our IPO prospectus under the caption “Taxation – United States Federal Income Tax Considerations – Passive Foreign Investment Company Rules.” and --“Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights—Passive Foreign Investment Company Rules” herein.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read this entire proxy statement carefully, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on    , 2024 at 12:00 p.m., Eastern Time, at the offices of Orrick, Herrington & Sutcliffe LLP located at 51 West 52nd Street, New York, New York 10019, United States of America, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:	Why am I receiving this proxy statement?

A:

Our Company is a blank check company incorporated as a Cayman Islands exempted company on February 2, 2021. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar Business Combination with one or more businesses or entities.

Following the closing of the Company’s IPO on December 13, 2021, followed by the partial exercise by the underwriters of the over-allotment option, a total amount of $219,194,512 from the net proceeds of (i) the sale of the Units in the IPO and (ii) the sale of Private Placement Warrants to the Sponsor was placed in the Trust Account.

The Company initially had 18 months from the closing of its IPO, until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (until December 13, 2023) if the Company extended the period of time to consummate a Business Combination, subject to the Sponsor depositing additional funds in the Trust Account) to complete an initial Business Combination. On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with the First Extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. With respect to the First Extension, on each of September 11, 2023, October 11, 2023 and November 11, 2023 and December 11, 2023, the Sponsor made a prior contribution of $90,000 to the Company for each such monthly extension.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. With respect to the Second Extension, on May 6, 2024, the Company announced that upon the request of the Sponsor, the Board has elected to extend the Company’s Termination Date to June 8, 2024 and the Sponsor made a contribution of $90,000 to the Company’s trust account.

On May 31, 2024, Michael Minnick was appointed the Chief Executive Officer of the Company and the Sponsor transferred 3,533,191 Class A and 17,500 Class B Ordinary Shares to the Designee, an entity managed by Mr. Minnick. In connection with the Securities Assignment, Mr. Minnick and the Designee entered into a Purchaser Insider Letter with the Company similar to the insider letter that the Sponsor, directors and officers of the Company entered into at the time of the Company’s initial public offering provided however the Lock-Up period definition in the Purchaser Insider Letter was amended with the consent of the Company and the IPO underwriters. In addition, the Company received a waiver in connection with the Securities Assignment from the lead underwriter of its entitlement to receive the payment of its portion of the Deferred Discount. Pursuant to the Purchaser Insider Letter, the Designee and the Chief Executive Officer have agreed that, it or he shall not Transfer 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof) until the completion of the Company’s initial Business Combination and 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof shall not be transferred, assigned or sold except to permitted transferees unless and until the earlier to occur of (A) six months after the completion of the Company’s initial Business Combination and (B) subsequent to the Company’s initial Business Combination if the last sale price of the Ordinary Shares equals or exceeds $12.00 per share (subject to adjustment) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination.

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target in the robotics industry utilizing artificial intelligence technology which the Company believes is a compelling investment opportunity. The Company is currently in negotiations with the Prospective Target and the execution of a business combination agreement is subject to several conditions, including the completion of due diligence and the negotiation and preparation of documentation. TGAA anticipates entering into a definitive business agreement with the Prospective Target, but the Board currently believes that the Extension Amendment Proposal and the Trust Amendment Proposal are advisable in order to be able to provide sufficient flexibility to structure a transaction to consummate an initial business combination and to adjust to current market terms.

On June 6, 2024, the Company announced that upon the request of the Designee, the Board has elected to extend the Company’s Termination Date to July 8, 2024 and the Designee will make a contribution of $90,000 to extend the Company’s Termination Date to July 8, 2024.

If the Extension Amendment Proposal is not approved, the Sponsor, in its own capacity, does not intend to make any additional cash contributions to extend the termination date further from July 8, 2024 to August 8, 2024, as required by the terms of the Second Extension. The Designee may elect in its sole discretion, subject to Board approval, to continue to make the additional monthly cash contributions to extend the termination date through the Articles Extension Date. If the Designee does not elect to do so, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2024 and any pro rata portion of any monthly cash deposit previously made by the Sponsor (or its affiliates or designees) or the Designee, as applicable, for the partial period following the Extension Amendment effective date through the Original Termination Date will be refunded to them by the Trustee. In addition, in the event that the Company has entered into letter of intent or definitive binding agreement to consummate a Business Combination by the Articles Extension Date, the Company, without another shareholder vote, may elect to extend on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the CEO and approved by the Board of Directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto.

The purpose of the Extension Amendment Proposal is to enhance the flexibility of the Company to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

Q:	Why does the Company need to hold an extraordinary general meeting in lieu of annual general meeting?

A:

The Shareholder Meeting is being held, in part, to satisfy Nasdaq’s annual meeting requirement. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders. At the Shareholder Meeting, you will have the opportunity to present questions to the management of the Company.

In addition to sending our shareholders this proxy statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2023, so that at the Shareholder Meeting, shareholders may discuss and ask questions of the Company with respect to such annual report.

Q:	When and where will the Shareholder Meeting be held?

A:

The Shareholder Meeting will be held on    , 2024, at 12:00 p.m., Eastern Time, at the offices of Orrick, Herrington & Sutcliffe LLP located at 51 West 52nd Street, New York, New York 10019, United States of America, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by 12:00 p.m., Eastern Time, on    , 2024 (two business days prior to the initially scheduled meeting date).

Q:	How do I vote?

A:

If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares (together, the “Ordinary Shares”) on the Record Date for the Shareholder Meeting, you may vote your shares by proxy, mail or electronically. You can vote by proxy by having one or more individuals who will be at the Shareholder Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Shareholder Meeting is called voting “by proxy.” If you wish to vote by proxy, you must: (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided; or (ii) submit your proxy electronically (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 12:00 p.m., Eastern Time, on December 14, 2023.

Voting in Person at the Meeting. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the

Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by 12:00 p.m., Eastern Time, on     , 2024 (two business days prior to the initially scheduled meeting date). If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may vote by entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	The Company’s shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 – The Extension Amendment Proposal - To amend, by way of special resolution, the Company’s Articles to eliminate the requirement to make monthly cash deposits to the Trust Account in order to extend the date (the “Termination Date”) by which the Company has to consummate an initial business combination (the “Extension Amendment”) from    , 2024 (the “Original Termination Date”) to December 9, 2024 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date, if the Company has by the Articles Extension Date entered into a letter of intent or definitive binding agreement to consummate an initial business combination (“Business Combination”) on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the CEO and approved by the Board, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”);

2.

Proposal No. 2 – The Trust Amendment Proposal: To amend, by the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, that certain investment management trust agreement, dated December 8, 2021 (as amended on June 6, 2023, November 29, 2023 and December 15, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), as provided by the resolution in the form set forth in Annex B to this proxy statement, to change the date on which Continental must commence liquidation (the “Trust Amendment”) of the trust account established in connection with the IPO (the “Trust Account”) to the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date and (iii) the Additional Articles Extension Date if no further Additional Articles Extension Date is approved. (the “Trust Amendment Proposal”);

3.

Proposal No. 3 - The Director Appointment Proposal: To re-appoint, by way of ordinary resolution of the holders of the Class B Ordinary Shares, each of Mr. Lars Hinrichs and Ms. Sigal Regev as Class II directors on the Company’s Board to serve until the 2027 annual general meeting of shareholders, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal;

4.

Proposal No. 4 - The Auditor Ratification Proposal: To ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024; and

5.

Proposal No. 5 - The Adjournment Proposal: To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

The Company initially had 18 months from the closing of the IPO, until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (December 13, 2023) if the Company extended the period of time to consummate a Business Combination, subject to the Sponsor depositing additional funds in the Trust Account) to complete an initial Business Combination. On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with the First Extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. With respect to the First Extension, on each of September 11, 2023, October 11, 2023 and November 11, 2023 and December 11, 2023, the Sponsor made a prior contribution of $90,000 to the Company for each such monthly extension.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. With respect to the Second Extension, on May 6, 2024, the Company announced that upon the request of the Sponsor, the Board has elected to extend the Company’s Termination Date to June 8, 2024 and the Sponsor made a contribution of $90,000 to the Company’s trust account.

On June 6, 2024, the Company announced that upon the request of the Designee, the Board has elected to extend the Company’s Termination Date to July 8, 2024 and the Designee will make a contribution of $90,000 to extend the Company’s Termination Date to July 8, 2024.

If the Extension Amendment Proposal is not approved, the Sponsor, in its own capacity, does not intend to make any additional cash contributions to extend the termination date further from July 8, 2024 to August 8, 2024, as required by the terms of the Second Extension. The Designee may elect in its sole discretion, subject to Board approval, to continue to make the additional monthly cash contributions to extend the termination date through the Articles Extension Date. If the Designee does not elect to do so, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2024 and any pro rata portion of any monthly cash deposit previously made by the Sponsor (or its affiliates or designees) or the Designee, as applicable, for the partial period following the Extension Amendment effective date through the Original Termination Date will be refunded to them by the Trustee. In addition, in the event that the Company has entered into letter of intent or definitive binding agreement to consummate a Business Combination by the Articles Extension Date, the Company, without another shareholder vote, may elect to extend on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the CEO and approved by the Board of Directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto.

The purpose of the Extension Amendment Proposal is to enhance the flexibility of the Company to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

The Company is listed on The Nasdaq Global Market. Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be December 9, 2024 (the first business day following such 36-month anniversary). If the Extension Amendment Proposal is approved and the Company elects to extend the Termination Date of the Company to the final Additional Articles Extension Date, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the contemplated Articles Extension Date and the Additional Articles Extension Dates may not comply with Nasdaq rules but the Company could attempt to seek an appeal and potentially regain compliance in the event additional time beyond the 36-month anniversary is required to consummate an initial business combination.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 – The Trust Amendment Proposal,” “Proposal No. 3 – The Director Appointment Proposal,” “Proposal No. 4 – The Auditor Ratification Proposal” and “Proposal No. 5 – The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals. Only holders of Class B Ordinary Shares are entitled to vote on the Director Appointment Proposal.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers,” and “Proposal No. 2—The Trust

Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers”, and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:

The Company’s Articles provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a Business Combination.

Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.

Q:	Why is the Company proposing the Trust Amendment Proposal?

A:

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a business combination or the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date which is the later of (1) May 8, 2024 and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement and Restated Articles if a termination letter has not been received by the Trustee prior to such date currently July 8, 2024.

If, based upon the tabulated vote at the time of the extraordinary general meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date or dates in the event that there are insufficient votes from the holders of ordinary shares at the time of the extraordinary general meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the extraordinary general meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date that is the later of (1) May 8, 2024 and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement and the Restated Articles, if the aforementioned termination letter has not been received by Continental prior to such date (currently, July 8, 2024).

Q:	Why is the Company proposing the Director Appointment Proposal?

A:

The Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of office of the initial Class I directors expires at our first annual general meeting, the term of the initial Class II directors expires at our second annual general meeting and the term of the initial Class III directors expires at our third annual general meeting. Commencing at our first annual general meeting, and then at each following annual general meeting, directors appointed to succeed those directors whose terms expire are appointed for a term of office to expire at the third annual general meeting following their appointment.

As the Shareholder Meeting is in lieu of our 2024 annual general meeting of shareholders (being our second annual general meeting since the Company’s IPO), the term of the initial Class II directors, Mr. Lars Hinrichs and Ms. Sigal Regev, will expire at the Shareholder Meeting. However, the Board has nominated each of Mr. Lars Hinrichs and Ms. Sigal Regev for re-appointment as a Class II director, to hold office until the 2027 annual general meeting of shareholders, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.

Q:	Why is the Company proposing the Auditor Ratification Proposal?

A:

The Auditor Ratification Proposal is asking the shareholders to ratify the election by our audit committee of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if our shareholders do not ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our audit committee may reconsider the selection of Marcum LLP as our independent registered public accounting firm.

Marcum LLP served as the independent registered public accounting firm of the Company for the fiscal years ended December 31, 2022 and 2023 and the period from February 2, 2021 (inception) through December 31, 2021. Representatives of Marcum LLP are not expected to be present at the Shareholder Meeting to answer questions. If our shareholders do not ratify the appointment of Marcum LLP, our Board may reconsider the appointment.

Q: Why is the Company proposing the Adjournment Proposal?

A:

If (i) the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal and the Auditor Ratification Proposal are not approved by the Company’s shareholders or (ii) due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of Nasdaq, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal and the Auditor Ratification Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendments. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that (i) there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal, (ii) if due to redemptions in connection with the Extension Amendments, the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Q: What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholders of the Company, including the Sponsor, and certain of the Company’s officers and directors (together, the “Initial Shareholders”) who own approximately 57.7% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal and the Adjournment Proposal to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on these proposals unless instructed. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the Auditor Ratification Proposal.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

The approval of the Director Appointment Proposal requires an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Only holders of Class B Ordinary Shares are entitled to vote on the Director Appointment Proposal.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:	How will the Initial Shareholders vote?

A:

The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal, and, if necessary, the Adjournment Proposal, and any Class B Ordinary Shares over which they have voting control in favor of the Director Appointment Proposal. Only holders of Class B Ordinary Shares are entitled to vote on the Director Appointment Proposal.

Our Initial Shareholders are not entitled to redeem any Class A or Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote 5,347,415 Class A Ordinary Shares and 25,000 Class B Ordinary Shares.

Q:	Who is the Company’s Sponsor?

A:

As of the record date for the Meeting, the Company’s sponsor is Target Global Sponsor Ltd., a Cayman Islands exempted company limited by shares. The Sponsor owned 5,047,415 Class A Ordinary Shares, 25,000 Class B Ordinary Shares and 7,063,909 Private Placement Warrants as of the record date.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a Business Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable). Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.

Q:	Why should I vote “FOR” the Trust Amendment Proposal?

A:

The Company’s Board believes the opportunity to complete a business combination is in the best interests of the shareholders. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of a business combination, (ii) the Articles Extension Date and (iii) the Additional Articles Extension Date if no further Additional Articles Extension Date is approved. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in your best interests and recommends that you vote or give instruction to vote in favor of the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Director Appointment Proposal?

A:

Both Mr. Lars Hinrichs’ and Ms. Sigal Regev’s experience and perspective enhances the overall strategic and oversight functions of the Board. Our Board recommends that you vote in favor of the Director Appointment Proposal and the re-appointment of both directors. Only holders of Class B Ordinary Shares are entitled to vote on the Director Appointment Proposal.

Q:	Why should I vote “FOR” the Auditor Ratification Proposal?

A:

Marcum LLP has served as the Company’s independent registered public accounting firm since the Company’s IPO in 2021. Our audit committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to work to complete a Business Combination. Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:

If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal. Only holders of Class B Ordinary Shares are entitled to vote on the Director Appointment Proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal, the Auditor Ratification Proposal or the

Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the Auditor Ratification Proposal.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal and the Auditor Ratification Proposal are approved and, following redemptions in connection with the Extension Amendment, the Company adheres to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:

To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing bank deposit account until the earlier of the consummation of the Company’s Business Combination or the liquidation of the Company. Following such liquidation of the assets in our Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future.

Q:	What happens if the Extension Amendment Proposal are not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment.

If the Extension Amendment Proposal is not approved, the Sponsor, in its own capacity, does not intend to make any additional cash contributions to extend the termination date further from July 8, 2024 to August 8, 2024, as required by the terms of the Second Extension. The Designee may elect in its sole discretion, subject to Board approval, to continue to make the additional monthly cash contributions to extend the termination date through the Articles Extension Date. If the Designee does not elect to do so, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

The Sponsor waived its rights to participate in any liquidation distribution with respect to the 5,047,415 Class A Ordinary Shares held by it.

Q:	If the Extension Amendment Proposal are approved and implemented, what happens next?

A:

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Company will continue to attempt to consummate a Business Combination until the Articles Extension Date. The Company will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the $90,000 monthly deposit to the trust account will cease, the Termination Date would be extended until December 9, 2024 and any pro rata portion of any monthly cash deposit previously made by the Sponsor (or its affiliates or designees) or the Designee, as applicable, for the partial period following the Extension Amendment effective date through the Original Termination Date (currently July 8, 2024) will be refunded to them by the Trustee. In addition, in the event that the Company has entered into letter of intent or definitive binding agreement to consummate a Business Combination by the Articles Extension Date, the Company, without another shareholder vote, may elect to extend on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s Board, if requested by the CEO and approved by the Board of Directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto.

Notwithstanding the foregoing, if the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Initial Shareholders.

Q:	What happens if the Trust Amendment Proposal is not approved?

A:

If the Trust Amendment Proposal is not approved at the Shareholder ferMeeting or any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account promptly after receipt of and in accordance with the termination letter.

In addition, each of the Trust Amendment Proposal and the Extension Amendment Proposal is cross- conditioned on the approval of the other.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:

No. You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:	Will my vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Shareholders may send a later-dated, signed proxy card to the Company at 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, so that it is received by the Company not later than 12:00 p.m., Eastern Time, on    , 2024 or attend the Shareholder Meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer, which must be received by the Company’s Chief Financial Officer not later than 12:00 p.m., Eastern Time, on    , 2024. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” votes, “AGAINST” votes and “ABSTAIN” votes (including broker non-votes). The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal. The approval of the Director Appointment Proposal requires an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment

Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Adjournment Proposal as a matter of Cayman Islands law. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the Auditor Ratification Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under Nasdaq rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. Since it is expected that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal and the Adjournment Proposal to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on these proposals unless instructed.

If you are a shareholder of the Company holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on these matters at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide. Only holders of Class B Ordinary Shares are entitled to vote on the Director Appointment Proposal.

Q:

Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal, and, if necessary, the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, the Board has determined that each of these proposals is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Director Appointment Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal. Only holders of Class B Ordinary Shares are entitled to vote on the Director Appointment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:

The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class A and Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	What interests do the Company’s directors and officers have in the approval of the Trust Amendment Proposal?

A:

The Company’s directors and officers have interests in the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class A and Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 2 – The Trust Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	Are the proposals conditioned on one another?

A:

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

If, based upon the tabulated vote at the time of the extraordinary general meeting, there are insufficient votes from the holders of our shares to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the extraordinary general meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the extraordinary general meeting sine die in the event that the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Trust Amendment Proposal or any other proposal. In those events, at the extraordinary general meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on any other proposal. If the Extension Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and/or the Trust Amendment Proposal are approved at the extraordinary general meeting, the Adjournment Proposal will not be presented.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, the Sponsor, in its own capacity, does not intend to make any additional cash contributions to extend the termination date further from July 8, 2024 to August 8, 2024, as required by the terms of the Second Extension. The Designee may elect in its sole discretion, subject to Board approval, to continue to make the additional monthly cash contributions to extend the termination date through the Articles Extension Date. If the Designee does not elect to do so, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:

No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with the initial public offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.

prior to 5:00 p.m., Eastern Time, on    , 2024 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to Continental, the Company’s transfer agent (the “Transfer Agent”) that the Company redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of June  , 2024, the most recent practicable date prior to the date of this proxy statement, this

would have amounted to approximately $    per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on    , 2024 (two business days prior to the initially scheduled date of the Shareholder Meeting).

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, if a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, the Company will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:

The Company will pay the cost of soliciting proxies for the Shareholder Meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: TGAA.info@investor.morrowsodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on    , 2024 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING

This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of the Company’s shareholders to be held on      , 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed, along with our Annual Report on Form 10-K for the year ended December 31, 2023, on or about      , 2024, to all shareholders of record of the Company as of      , 2024, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on      , 2024 at 12:00 p.m., Eastern Time, at the offices of Orrick, Herrington & Sutcliffe LLP located at 51 West 52nd Street, New York, NY 10019, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days prior by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by 12:00 p.m., Eastern Time, on      , 2024 (two business days prior to the initially scheduled meeting date). Whether or not you participate in the Shareholder Meeting, it is important that you vote your shares.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, the Company’s shareholders will consider and vote on the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - To amend, by way of special resolution, the Company’s Articles to eliminate the requirement to make monthly cash deposits to the Trust Account in order to extend the date (the “Termination Date”) by which the Company has to consummate an initial business combination (the “Extension Amendment”) from      , 2024 (the “Original Termination Date”) to December 9, 2024 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date, if the Company has by the Articles Extension Date entered into a letter of intent or definitive binding agreement to consummate an initial business combination (“Business Combination”) on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by CEO and approved by the Board, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”);

2.

Proposal No. 2—The Trust Amendment Proposal: To amend, by the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the Trust Agreement, as provided by the resolution in the form set forth in Annex B to this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date and (iii) the Additional Articles Extension Date if no further Additional Articles Extension Date is approved.;

3.

Proposal No. 3—The Director Appointment Proposal: To re-appoint, by way of ordinary resolution of the holders of the Class B Ordinary Shares, each of Mr. Lars Hinrichs and Ms. Sigal Regev as Class II directors on the Company’s Board to serve until the 2027 annual general meeting of shareholders, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal;

4.

Proposal No. 4—The Auditor Ratification Proposal: To ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024; and

5.

Proposal No. 5—The Adjournment Proposal: To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal and the Auditor Ratification Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on May 22, 2024, which is the “Record Date” for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 9,306,635 issued and outstanding Ordinary Shares, of which 3,934,220 Class A Ordinary Shares are held by the Company’s public shareholders and 5,347,415 Class A Ordinary Shares and 25,000 Class B Ordinary Shares are held by the Company’s Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own approximately 57.7% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Adjournment Proposal voted upon at the Shareholder Meeting. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the Auditor Ratification Proposal.

Under Nasdaq rules, if a shareholder holds their shares in “street name” through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal and the Adjournment Proposal to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in “street name,” your bank, brokerage firm or other nominee cannot vote your shares on these proposals to be voted on at the Shareholder Meeting without your instruction. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the Auditor Ratification Proposal.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

The approval of the Director Appointment Proposal requires an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. For the avoidance of doubt, holders of our Public Shares are not entitled to vote on the appointment of our directors at the Shareholder Meeting.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own approximately 57.7% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

	Number of Additional Class A Ordinary Shares Held By Public Shareholders Required to Approve Proposal
Proposal	Approval Standard	If Only Quorum Is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	0	832,009

Trust Amendment Proposal	At least sixty-five percent (65%) of the votes cast of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class at the Shareholder Meeting	0	676,898

The Director Appointment Proposal	Majority of holders of Class B Ordinary Shares entitled to vote and voted at the Shareholder Meeting	0	0

The Auditor Ratification Proposal	Simple majority of Class A and Class B Ordinary Shares entitled to vote and voted at the Shareholder Meeting	0	0

	Number of Additional Public Shares Required to Approve Proposal
Proposal	Approval Standard	If Only Quorum Is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Adjournment Proposal	Simple majority of Class A and Class B Shares entitled to vote and voted at the Shareholder Meeting	0	0

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business the Record Date for the Shareholder Meeting, you may vote your shares by proxy, mail or electronically. You can vote by proxy by having one or more individuals who will be at the Shareholder Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Shareholder Meeting is called voting “by proxy.” If you wish to vote by proxy, you must: (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided; or (ii) submit your proxy electronically (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 12:00 p.m., Eastern Time, on      , 2024.

Voting in Person at the Meeting. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by 12:00 p.m., Eastern Time, on      , 2024 (two business days prior to the initially scheduled meeting date). If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may vote by entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify the Company’s Chief Financial Officer in writing to 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a shareholder of the Company and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing TGAA.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $    per share as of      , 2024, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, as a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to the Transfer Agent, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental physically or electronically through DTC.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on      , 2024 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental prior to 5:00 p.m., Eastern Time, on      , 2024 (two business days before the initially scheduled date of the Shareholder Meeting).

The closing price of Class A Ordinary Shares on    , 2024, the most recent practicable date prior to the date of this proxy statement, was $    per share. The cash held in the Trust Account on such date was approximately $    (including interest not previously released to the Company to pay its taxes) ($    per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement, the related proxy materials and the Annual Report on Form 10-K for the year ended December 31, 2023. The Company will pay Morrow Sodali a fee of $25,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement, the related proxy materials and the Annual Report on Form 10-K for the year ended December 31, 2023 to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board, which is currently composed of six members: Michael Abbott, Jeffrey Clarke, Lars Hinrichs, Sigal Regev, Heiko Dimmerling and Gerhard Cromme. Four of our directors are independent within the meaning of the listing standards of Nasdaq.

Our Board is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to the Shareholder Meeting being our first annual general meeting since the Company’s IPO) serving a three-year term.

The following table sets forth the names, ages as of the date of this proxy statement, and certain other information for the Class II directors, both of whom are nominees for appointment as director at the Shareholder Meeting and the Class I and III directors, all of whom are continuing members of our Board:

Name	Class	Age	Position	Since	Current Term Expiring	Expiration of Term for which Nominated
Directors/Nominees
Michael Abbott(1)(2)(3)	I	60	Director	2023	2026	—
Jeffrey Clarke(1)(2)(3)	I	62	Director	2023	2026	—
Lars Hinrichs(1)(2)(3)	II	46	Director	2021	2024	2027
Sigal Regev(1)(2)(3)	II	57	Director	2021	2024	2027
Heiko Dimmerling	III	53	Director and CFO	2021	2025	—
Dr. Gerhard Cromme	III	80	Chairman and Director	2021	2025	—

(1)	Member of our audit committee.
(2)	Member of our compensation committee.
(3)	Member of our nominating committee.

Executive Officers

Mr. Michael Minnick has served as our Chief Executive Officer since May 31, 2024. Mr. Minnick is a Co-Founder and has been a Managing Partner at IIG Holdings since 2014 and the managing member of CIIG Management III LLC since its inception. Since January 2023, Mr. Minnick has served as the Chief Executive Officer and since March 2024, the principal financial and accounting officer of Crown Proptech Acquisitions, a special purpose acquisition company. Mr. Minnick served as co-chief executive officer and a director of CIIG Capital Partners II, Inc. (now known as Zapp Electric Vehicles, Inc.) (“CIIG”) from February 2021 until April 2023 when CIIG completed its initial business combination with Zapp Electric Vehicles Group Limited. Mr. Minnick served as the Chief Investment Officer of CIIG Merger Corp. (“CIIC”) from December 2019 to March 2021 when CIIC closed its initial business combination with Arrival Group. Mr. Minnick has also served as a Director, Co-Founder and Managing Partner of Opus Music Group Investments, LLC since December 2021. From 2019 until March 2021, he was Chief Investment Officer and director of CIIC. Prior to forming IIG Holdings, he was a Co-Founder and Senior Managing Director of Interlink Investment Group, from 2012 to 2014. Mr. Minnick has experience in more than $190 billion in transaction volume, including advisory and debt and equity capital executions at JPMorgan Chase & Co. (NYSE:JPM) and The Royal Bank of Scotland Group plc (NYSE:RBS), or RBS. Mr. Minnick served in various capacities at RBS, from 2004 to 2011, culminating in his service as a Managing Director and Head of Corporate Finance in the Telecom, Media & Technology Group. From 2003 to 2004, Mr. Minnick was the Founder and Chief Executive Officer of Traffic Networks, a startup that developed mobile and online real-time traffic information for the New York Metropolitan markets. From 1996 to 2002, Mr. Minnick served in different positions within Investment Banking at JPMorgan Chase & Co. including the Telecom, Media & Technology Group and the Global Syndicated Finance Group. Prior to joining JPMorgan Chase & Co., Mr. Minnick was an Associate at The Bank of Nova Scotia in the Corporate Finance and

Syndications division from 1994 to 1996. Mr. Minnick began his career at AT&T (NYSE:T) where he served in several analyst capacities from 1989 to 1992, including as a Financial Analyst in the Market Analysis & Forecasting Division for Business Communications Services within the Chief Financial Officer division. From 2012 to 2019, he served as a Director of Paystar Inc., a privately-held FinTech company. Mr. Minnick received a M.B.A. from Cornell University and a B.A. from The University of St. Thomas.

Nominees for Class II Directors

Mr. Lars Hinrichs is an entrepreneur and investor, having launched one of his first ventures at the age of 22, politik-digital.de, an award-winning platform for politics and new media. Furthermore, Mr. Hinrichs founded XING in 2003 (ETR: NOW), a career-oriented social networking site, which he took public in 2006. In 2010, Mr. Hinrichs founded HackFwd, an innovative pre-seed investment company that supported Europe’s entrepreneurs in launching tech start-ups and included investments in YieldKit, Watchlater, Cobook and Infogr.am, amongst others. Mr. Hinrichs is currently the founder and CEO of Cinco Capital, an independent investment company, and has been a member of the supervisory board at Deutsche Telekom AG (ETR: DTE) since October 2013 and has served as the chairman of the supervisory board of xbAV AG since 2016. Mr. Hinrichs studied at Harvard Kennedy School of Government and Yale Jackson Institute for Global Affairs. We believe Mr. Hinrichs’s broad experience as an entrepreneur and investor makes him well-qualified to serve as a member of our Board.

Ms. Sigal Regev has over 14 years of experience in the health services industry in Israel. Ms. Regev is currently the chairwoman of Refal Hospital. Regev has over 30 years of experience in the healthcare system in Israel and has held a series of senior management positions in health insurance funds and hospitals. Her previous role was the CEO of Meuhedet Health Services, Israel’s third-largest health maintenance organization (HMO) serving approximately 1.3 million people. Prior to her role as CEO of Meuhedet Health Services, Ms. Regev was its Chief Financial Officer for 5 years, responsible for an approximately $2 billion budget. Before that, she worked at Clalit Health Services for over 11 years, holding various positions including Vice President of Innovation Planning and Research. Ms. Regev holds a M.A. degree in Social Sciences and Economics and a B.A. degree in Economics, Mathematics and Computer Science from Ben-Gurion University of the Negev. We believe Ms. Regev’s broad experience in healthcare makes her well-qualified to serve as a member of our Board.

Continuing Class I Directors

Mr. Michael Abbott is the founder and executive chairman of Columbia Care (NEO: CCHW), one of the largest pharmaceutical manufacturers of cannabis-related medicines in the United States of America and Europe, of which TG is a shareholder. Mr. Abbott has over 30 years of experience in banking and finance. In 2002, Mr. Abbott founded Elysium Capital, a foreign exchange trading hedge fund, and in 2006 he was appointed as CEO of Robeco Sage, a billion-dollar fund of hedge funds. He started his financial career at Swiss Bank Corp. and later worked at Goldman Sachs where he eventually led its Structured Product Trading and Origination Group. Mr. Abbott holds a Bachelor of Laws degree from King’s College London. We believe Mr. Abbott’s broad experience in banking and finance makes him well-qualified to serve as a member of our Board.

Mr. Jeffrey Clarke currently serves as Director of Mondee Holdings, Inc. (NASDAQ: MOND), as Director of Columbia Care Inc. (CSE: CCHW) and as the Interim CEO of Doxim Inc. Prior to this, Mr. Clarke spent four years as member of the board of directors of FTD, LLC, and prior to that five years as chief executive officer of Eastman Kodak Company (NYSE: KODK), where he led the restructuring and divestiture of its high multiple packaging print division, substantially reducing Kodak’s debt. Mr. Clarke has also held numerous prominent roles within the technology industry, including chief executive officer, chairman and executive chair positions at Travelport Limited, a leading technology and distribution company in the travel industry. He has also served as chief operating officer for CA Software (NYSE: CA), executive vice president of global operations at Hewlett- Packard (NYSE: HPQ) and chief financial officer at Compaq Computer (NYSE: CPQ). Mr. Clarke is a former director at Docker, Inc., Autodesk, Inc. (NASDAQ: ADSK), Red Hat, Inc. (NYSE: RHT), Compuware Corporation (NASDAQ: CPWR), Orbitz Worldwide (NYSE: OWW) and UTStarcom, Inc. (NASDAQ: UTSI).

He earned his MBA from Northeastern University and now serves as a Northeastern University Trustee. We believe Mr. Clarke’s public company experience, as well as information technology and technology enabled business model expertise derived from over 25 years in multi-industry executive and leadership roles makes him well-qualified to serve as a member of our Board.

Continuing Class III Directors

Mr. Heiko Dimmerling is our Chief Financial Officer and a Director. Before joining TG, Mr. Dimmerling was Chief Operating Officer at HQ Capital, where he was responsible for the global operations in private equity, real estate and direct investments with over $12 billion assets under management. Prior thereto, he was a Partner at the Private Equity Fund Triton for more than 16 years sponsoring several funds totaling approximately €9 billion investor capital. As an active angel and venture capital investor in a number of start-ups across several segments, Mr. Dimmerling experienced the support gap for hardware start-ups first hand and to address the gap, he co-founded BatchOne. Mr. Dimmerling started his career at Arthur Andersen supporting venture capital and private equity international strategic investors in M&A transactions and corporate finance. Mr. Dimmerling holds a B.A. in Business Administration from the University of Applied Sciences, Fulda. We believe Mr. Dimmerling’s broad experience as a venture capital investor makes him well-qualified to serve as a member of our Board.

Dr. Gerhard Cromme currently serves as Chairman of TG and as the Chairman of our Board. Alongside his office as Chairman of the board at TG, Dr. Cromme is currently the chairman of the supervisory board of TG portfolio company Auto1 (ETR: AG1), chairman of the advisory board of Aroundtown (ETR: AT1), one of the largest listed commercial real-estate companies in Europe as well as a member of the supervisory boards at eClear AG and Highview Enterprises Ltd. Previously, Dr. Cromme was chairman of the supervisory board of Siemens (ETR: SIE) and co-chairman of the supervisory boards at Thyssen Krupp (ETR: TKA), as well as a member of the supervisory boards of numerous corporates in Germany and France, such as Axel Springer, E.ON. (ETR: EOAN), Ruhrgas, Volkswagen (ETR: VOW3), BNP Paribas (EPA: BNP) and Saint Gobain (LON: COD). Dr. Cromme holds degrees in law from the University of Münster and the University of Lausanne, and in economics from the University Sorbonne in Paris and Harvard University (PMD) as well as a Doctor of Law from the University of Münster. We believe Dr. Cromme’s broad experience as a chairman and board member in various companies makes him well-qualified to serve as a member of our Board.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Michael Abbott, Lars Hinrichs, Sigal Regev and Jeffrey Clarke are “independent directors” as defined in the Nasdaq listing standards. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Controlled Company Status

Until the completion of our Business Combination, only holders of our Class B Ordinary Shares will have the right to vote on the appointment of directors. As a result, Nasdaq may consider us to be a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under the Nasdaq corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. We have not utilized, and do not intend to utilize, these exemptions and intend to comply with the corporate governance requirements of Nasdaq. However, if we determine in the future to utilize some or all of these exemptions, you will not have the same protections afforded to shareholders of companies that are subject to all of the Nasdaq corporate governance requirements.

Board Leadership Structure

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role—Dr. Gerhard Cromme is our Chairman and Mr. Michael Minnick is our CEO. The decision whether to combine or separate these positions depends on what our Board deems to be in the best interest of shareholders in light of prevailing circumstances. Our Board has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of effecting a Business Combination. Our Board believes the Company is well served by the current leadership structure.

Risk Oversight

Management is responsible to assessing and managing risk, subject to oversight by the Board. Our Board is actively involved in overseeing our risk oversight processes. Our Board focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to our Board include consideration of the challenges and risks of our business, and our Board and management actively engage in discussions on these topics. In addition, each of our Board’s committees considers risk within its area of responsibility. For example, the Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls.

Board Meetings and Committees

During the fiscal year ended December 31, 2023, our Board held seven (7) meetings, the audit committee held three (3) meetings, the nominating committee held no meetings and the compensation committee held no meetings.

Although we do not have a formal policy regarding attendance by members of our Board at annual general meetings of shareholders, we encourage, but do not require, our directors to attend.

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include an audit committee, a compensation committee, and a nominating committee. The composition and responsibilities of each of the committees of our Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board.

Audit Committee

We have established an audit committee of the Board. The members of our audit committee are Michael Abbott, Lars Hinrichs, Sigal Regev and Jeffrey Clarke. Sigal Regev serves as Chairman of our audit committee.

Each member of the audit committee is financially literate and our Board has determined that Sigal Regev qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee is responsible for:

•	meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•	monitoring the independence of the independent registered public accounting firm;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•	appointing or replacing the independent registered public accounting firm;

•

determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•

monitoring compliance on a quarterly basis with the terms of our IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of our IPO; and

•

reviewing and approving all payments made to our existing shareholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our Board, with the interested director or directors abstaining from such review and approval.

The audit committee is governed by a charter that complies with Nasdaq rules.

Report of the Audit Committee*

With respect to the audit of the Company’s financial statements for the year ended December 31, 2023, the members of the audit committee:

•	have reviewed and discussed the audited financial statements with the Company’s management and our independent registered public accounting firm;

•

have discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).; and

•

has received and reviewed the written disclosures from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon such review and discussions, the audit committee recommended to our Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 4, 2024.

Submitted by:

Audit Committee of our Board

Sigal Regev Lars Hinrichs Michael Abbott

*

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Compensation Committee

We have established a compensation committee of the Board. The members of our compensation committee are Michael Abbott, Lars Hinrichs, Sigal Regev and Jeffrey Clarke. Michael Abbott serves as chairman of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other Section 16 executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser.

However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating Committee

We have established a nominating committee of the Board. The members of our nominating committee are Michael Abbott, Lars Hinrichs, Sigal Regev and Jeffrey Clarke. Michael Abbott serves as Chairman of the nominating committee.

The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

We adopted a nominating committee charter, which provides that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•

should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee considers a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our Ordinary Shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2023, there were no delinquent filers.

Code of Ethics and Committee Charters

We have adopted a code of ethics applicable to our directors, officers and employees (our “Code of Ethics”). Our Code of Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. Copies of our audit committee charter, compensation committee charter and nominating committee charter are available on our Company’s website.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to the Company. Until May 31, 2024, the Company reimbursed an affiliate of our Sponsor for office space, secretarial and administrative services provided to us in the amount of $10,000 per month. However, this arrangement was solely for the benefit of the Company and was not intended to provide any of our directors or executive officers with compensation in lieu of a salary.

None of our executive officers or directors have received any cash compensation for services rendered to us. Until May 31, 2024, we reimbursed an affiliate of our sponsor for office space, secretarial and administrative services provided to us in the amount of $10,000 per month. In addition, our Sponsor, executive officers and directors, or their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

In March 2021, our Sponsor transferred 25,000 Class B Ordinary Shares to each of our independent directors and 100,000 Class B Ordinary Shares to each of our CEO Shmuel Chafets and our Chairman Dr. Gerhard Cromme. In addition, in November 2021, our Sponsor transferred 25,000 Class B Ordinary Shares to our CFO Heiko Dimmerling. On June 11, 2023, the Company issued an aggregate of 5,347,415 Class A Ordinary Shares, par value $0.0001 per share to the Holders, upon the Conversion of an equal number of the Company’s Class B Ordinary Shares held by the Holders. The 5,347,415 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights,

(iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s initial public offering. In addition, following the Conversion, certain additional restrictions pursuant to Regulation S of the Securities Act apply to the Class A Ordinary Shares of the Holders.

Subject to the foregoing, no compensation of any kind, including finder’s and consulting fees, will be paid by the Company to our Sponsor, executive officers and directors, or their respective affiliates, prior to completion of our Business Combination.

After the completion of our Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our Business Combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

In the event a Business Combination is consummated, we expect the combined company to develop an executive compensation program that is designed to align compensation with the combined company’s business objectives and the creation of shareholder value, while enabling the combined company to attract, motivate and retain individuals who contribute to the long-term success of the combined company. We anticipate that decisions regarding executive compensation would reflect our belief that the executive compensation program must be competitive in order to attract and retain executive officers of the combined company.

Employee, Officer and Director Hedging

We have not adopted any policy or practices regarding hedging of our securities.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team and board of directors in their capacity as such.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which the Company has to consummate a Business Combination to the Articles Extension Date so as to give the Company additional time to complete a Business Combination.

The Company initially had 18 months from the closing of its IPO, until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (December 13, 2023) if the Company extended the period of time to consummate a Business Combination, subject to the Sponsor depositing additional funds in the Trust Account) to complete an initial Business Combination. On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with the First Extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. With respect to the First Extension, on each of September 11, 2023, October 11, 2023 and November 11, 2023 and December 11, 2023, the Sponsor made a prior contribution of $90,000 to the Company for each such monthly extension.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. With respect to the Second Extension, on May 6, 2024, the Company announced that upon the request of the Sponsor, the Board has elected to extend the Company’s Termination Date to June 8, 2024 and the Sponsor made a contribution of $90,000 to the Company’s trust account.

On May 31, 2024, Michael Minnick was appointed the Chief Executive Officer of the Company and the Sponsor transferred 3,533,191 Class A and 17,500 Class B Ordinary Shares to the Designee, an entity managed by Mr. Minnick. In connection with the Securities Assignment, Mr. Minnick and the Designee entered into a Purchaser Insider Letter with the Company similar to the insider letter that the Sponsor, directors and officers of the Company entered into at the time of the Company’s initial public offering provided however the Lock-Up period definition in the Purchaser Insider Letter was amended with the consent of the Company and the IPO underwriters. In addition, the Company received a waiver in connection with the Securities Assignment from the lead underwriter of its entitlement to receive the payment of its portion of the Deferred Discount. Pursuant to the Purchaser Insider Letter, the Designee and the Chief Executive Officer have agreed that, it or he shall not Transfer 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof) until the completion of the Company’s initial Business Combination and 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof shall not be transferred, assigned or sold except to permitted transferees unless and until the earlier to occur of (A) six months after the completion of the Company’s initial Business Combination and (B) subsequent to the Company’s initial Business Combination if the last sale price of the Ordinary Shares equals or exceeds $12.00 per share (subject to adjustment) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination.

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target in the robotics industry utilizing artificial intelligence technology which the Company believes is a compelling investment opportunity. The Company is currently in negotiations with the

Prospective Target and the execution of a business combination agreement is subject to several conditions, including the completion of due diligence and the negotiation and preparation of documentation. TGAA anticipates entering into a definitive business agreement with the Prospective Target, but the Board currently believes that the Extension Amendment Proposal and the Trust Amendment Proposal are advisable in order to be able to provide sufficient flexibility to structure a transaction to consummate an initial business combination and to adjust to current market terms.

On June 6, 2024, the Company announced that upon the request of the Designee, the Board has elected to extend the Company’s Termination Date to July 8, 2024 and the Designee will make a contribution of $90,000 to extend the Company’s Termination Date to July 8, 2024.

If the Extension Amendment Proposal is not approved, the Sponsor, in its own capacity, does not intend to make any additional cash contributions to extend the termination date further from July 8, 2024 to August 8, 2024, as required by the terms of the Second Extension. The Designee may elect in its sole discretion, subject to Board approval, to continue to make the additional monthly cash contributions to extend the termination date through the Articles Extension Date. If the Designee does not elect to do so, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2024 and any pro rata portion of any monthly cash deposit previously made by the Sponsor (or its affiliates or designees) or the Designee, as applicable, for the partial period following the Extension Amendment effective date through the Original Termination Date will be refunded to them by the Trustee. In addition, in the event that the Company has entered into letter of intent or definitive binding agreement to consummate a Business Combination by the Articles Extension Date, the Company, without another shareholder vote, may elect to extend on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the CEO and approved by the Board of Directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto.

The purpose of the Extension Amendment Proposal is to enhance the flexibility of the Company to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

The Company is listed on The Nasdaq Global Market. Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be December 9, 2024 (the first business day following such 36-month anniversary). If the Extension Amendment Proposal is approved and the

Company elects to extend the Termination Date of the Company to the final Additional Articles Extension Date, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the contemplated Articles Extension Date and the Additional Articles Extension Dates may not comply with Nasdaq rules but the Company could attempt to seek an appeal and potentially regain compliance in the event additional time beyond the 36-month anniversary is required to consummate an initial business combination.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

As contemplated by the Articles, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the Private Placement Warrants, if the Extension Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the Articles Extension Date or the relevant Additional Articles Extension Dates as contemplated by the Articles, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is implemented.

On     , 2024, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $  , based on the aggregate amount on deposit in the Trust Account of approximately $   as of     , 2024 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on     , 2024 was $    . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same per share as if the shares were sold in the open market (based on the per share redemption price as of     , 2024). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2024 and any pro rata portion of any prior monthly cash deposit previously made by the Sponsor (or its affiliates or designees) or the Designee, as applicable, for the partial period following the Extension Amendment effective date through the Original Termination Date will be refunded to them by the Trustee. In addition, in the event that the Company has entered into letter of intent or definitive binding agreement to consummate a Business Combination by the Articles Extension Date, the Company, without another shareholder vote, may elect to extend on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s Board, if requested by the CEO and approved by the Board of Directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors – There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, the Sponsor, in its own capacity, does not intend to make any additional cash contributions to extend the termination date further from July 8, 2024 to August 8, 2024, as required by the terms of the Second Extension. The Designee may elect in its sole discretion, subject to Board approval, to continue to make the additional monthly cash contributions to extend the termination date through the Articles Extension Date. If the Designee does not elect to do so, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,347,415 Class A Ordinary Shares and 25,000 Class B Ordinary Shares held by them.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. The Company will then continue to attempt to consummate a Business Combination until the Articles Extension Date. The Company will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2024 and any pro rata portion of any monthly cash deposit previously made by the Sponsor (or its affiliates or designees) or the Designee, as applicable, for the partial period following the Extension Amendment effective date through the Original Termination Date will be refunded to them by the Trustee. In addition, in the event that the Company has entered into letter of intent or definitive binding agreement to consummate a Business Combination by the Articles Extension Date, the Company, without another shareholder vote, may elect to extend on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s Board, if requested by the CEO and approved by the Board of Directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto.

The Company is listed on The Nasdaq Global Market. Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be December 9, 2024 (the first business day following such 36-month anniversary). If the Extension Amendment Proposal is approved and the Company elects to extend the Termination Date of the Company to the final Additional Articles Extension Date, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the contemplated Articles Extension Date and the Additional Articles Extension Dates may not comply with Nasdaq rules but the Company could attempt to seek an appeal and potentially regain compliance in the event additional time beyond the 36-month anniversary is required to consummate an initial business combination.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors – There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

If the Extension Amendment is approved, the Sponsor and its Designee will cease making $90,000 monthly deposits to the Trust Account, may receive a prorated refund as described herein and management will have additional time to consummate a Business Combination (potentially June 9, 2025) without a further vote.

•

the fact that the Sponsor paid $10,595,863 for 7,063,909 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share.

•

If the Extension Amendment Proposal is not approved, the Sponsor, in its own capacity, does not intend to make any additional cash contributions to extend the termination date further from July 8, 2024 to August 8, 2024, as required by the terms of the Second Extension. The Designee may elect in its sole discretion, subject to Board approval, to continue to make the additional monthly cash contributions to extend the termination date through the Articles Extension Date. If the Designee does not elect to do so, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

•

the fact that the Initial Shareholders, including the Sponsor and the Designee (and certain of the Company’s officers and directors who are members of the Sponsor and Designee, respectively), have invested in the Company an aggregate of $10,620,863, comprised of the $25,000 purchase price for 5,372,415 Class B Ordinary Shares and the $10,595,863 purchase price for 7,063,909 Private Placement Warrants. Assuming a trading price of $11.38 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on June 7, 2024), the 5,347,415 Class A Ordinary Shares and the 25,000 Class B Ordinary Shares held by the Initial Shareholders, would have an implied aggregate market value of approximately $61.1 million. Even if the trading price of the shares of Class A Ordinary Shares were as low as approximately $1.98 per share, the aggregate market value of the Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before the Prior Extension Deadline, the Initial Shareholders will lose their entire investment in the Company;

•

the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•

the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination within the Prior Extension Deadline;

•	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;

•

the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated within the Prior Extension Deadline; and

•

the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.35 per share as of May 31, 2024), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, as a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Shares to Continental, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on       , 2024 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, prior to 5:00 p.m., Eastern Time, on       , 2024 (two business days before the initially scheduled date of the Shareholder Meeting).

The closing price of Class A Ordinary Shares on       , 2024, the most recent practicable date prior to the date of this proxy statement, was $    per share. The cash held in the Trust Account on such date was approximately $      (including interest not previously released to the Company to pay its taxes) ($   per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 57.7% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 832,009 Class A Ordinary Shares held by public shareholders (or approximately 21.1% of all Class A Ordinary Shares held by public shareholders) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, but will not require the affirmative vote of any additional Class A Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors – There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)

Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association, as further amended on December 15, 2023, be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination by December 9, 2024, the Company shall have the right, but not the obligation, to extend the period of time to consummate a Business Combination, without a shareholder vote, on a monthly basis for up to six times by an additional one month each time after December 9, 2024, by resolution of the

Company’s board of Directors, if requested by the CEO, and upon one calendar day advance notice prior to the applicable deadline, until June 9, 2025, provided that the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.”

b)

Article 49.8 of the Company’s Amended and Restated Memorandum and Articles of Association, as further amended on December 15, 2023, be deleted in its entirety and replaced with the following new Article 49.8:

“In the event that the Company does not consummate a Business Combination by December 9, 2024 (or no later than June 9, 2025, if such date is extended on a monthly basis in accordance with the Articles), the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

c)

Article 49.9 of the Company’s Amended and Restated Memorandum and Articles of Association, as further amended on December 15, 2023, be deleted in its entirety and replaced with the following new Article 49.9:

“In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by December 9, 2024 (or no later than June 9, 2025 if such date is extended on a monthly basis in accordance with the Articles); or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by December 9, 2024, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to six times by an additional one month each time after December 9, 2024, by resolution of the Directors, if requested by the Sponsor (or its affiliates or designees) in writing, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025.”

SECOND, RESOLVED, as a special resolution that:

(a)

Article 49.11 of the Company’s Amended and Restated Memorandum and Articles of Association, as further amended on December 15, 2023, be deleted in its entirety and replaced with the following new Article 49.11:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond December 9, 2024 (or no later than June 9, 2024, if such date is extended on a monthly basis in accordance with the Articles) under the provisions of this Article 49 or (ii) amend the foregoing provisions of this Article 49.11.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE TRUST AMENDMENT PROPOSAL

Overview

Following the closing of the Company’s IPO on December 13, 2021, followed by the partial exercise by the underwriters of the over-allotment option, a total amount of $219,194,512 was placed in the Trust Account. In connection with the shareholders’ vote at the extraordinary general meeting of shareholders held on June 2, 2023, the holders of 16,994,128 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.53 per share. As a result, an amount of approximately $178.9 million was removed from the Trust Account to redeem such shares and 3,934,220 Class A Ordinary Shares of the Company remained outstanding after the redemption was effected. The cash held in the Trust Account as of May 31, 2024 was approximately $44,653,112.91 (including interest not previously released to the Company to pay its taxes) ($11.35 per Class A Ordinary Share).

To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing bank deposit account until the earlier of the consummation of the Company’s Business Combination or the liquidation of the Company. Following such liquidation of the assets in our Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future.

Reasons for the Trust Amendment Proposal

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a business combination or the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date which is the later of (1) May 8, 2024 and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement.

If, based upon the tabulated vote at the time of the extraordinary general meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date or dates in the event that there are insufficient votes from the holders of ordinary shares at the time of the extraordinary general meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the extraordinary general meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date that is the later of (1) May 8, 2024 and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement and the Restated Articles, if the aforementioned termination letter has not been received by Continental prior to such date (currently, July 8, 2024).

If the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the extraordinary general meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date or dates in the event that there are insufficient votes from the holders of ordinary shares at the time of the extraordinary general meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the extraordinary general meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles or (y) upon the date that is the later of (1) May 8, 2024 and (2) such later date upon an extension effectuated pursuant to the terms of the Trust Agreement and the Restated Articles, if the aforementioned termination letter has not been received by Continental prior to such date (currently, July 8, 2024).

Each of the Extension Amendment Proposal and the Trust Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment will not be implemented.

If the Trust Amendment Is Approved

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only upon the earlier of (1) the Company’s completion of a business combination and (2) the later of (a) the Articles Extension Date and (b) the Additional Articles Extension Date if no further Additional Articles Extension Date is approved.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the fourth resolution in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Trust Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Trust Amendment Proposal:

•

If the Extension Amendment is approved, the Sponsor and its Designee will cease making $90,000 monthly deposits to the Trust Account, may receive a prorated refund as described herein and management will have additional time to consummate a Business Combination (potentially June 9, 2025) without a further vote.

•

the fact that the Sponsor paid $10,595,863 for 7,063,909 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share. If the Extension Amendment Proposal is not approved, the Sponsor does not intend to make an additional Prior Contribution to extend the termination date further from January 13, 2024 to February 13, 2024, as required by the terms of the Prior Extension. Accordingly, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. In that event, the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $10,620,863, comprised of the $25,000 purchase price for 5,372,415 Class B Ordinary Shares and the $10,595,863 purchase price for 7,063,909 Private Placement Warrants. Assuming a trading price of $11.38 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on June 7, 2024), the 5,347,415 Class A Ordinary Shares and the 25,000 Class B Ordinary Shares held by the Initial Shareholders, would have an implied aggregate market value of approximately $61.1 million. Even if the trading price of the shares of Class A Ordinary Shares were as low as approximately $1.98 per share, the aggregate market value of the Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before the Prior Extension Deadline, the Initial Shareholders will lose their entire investment in the Company;

•

the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•

the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination within the Prior Extension Deadline;

•	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;

•

the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated within the Prior Extension Deadline; and

•

the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the votes cast of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own approximately 57.7% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Trust Amendment Proposal will require the affirmative vote of at least 676,898 Class A Ordinary Shares held by public shareholders (or approximately 17.2% of all Class A Ordinary Shares held by public shareholders) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, but will not require the affirmative vote of any additional Class A Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, that conditional upon the effectiveness of the special resolution to amend the Articles of the Company, as set forth in Annex A, the third amendment to the Investment Management Trust Agreement, dated December 8, 2021 (as amended on June 6, 2023, November 29, 2023 and December 15, 2023), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee, pursuant to the third amendment to the Trust Agreement in the form set forth in Annex B, is hereby authorized and approved.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3—THE DIRECTOR APPOINTMENT PROPOSAL

Overview

Our Board is currently composed of six members. At the Shareholder meeting, shareholders are being asked to re-appoint, by way of ordinary resolution by the holders of the Class B Ordinary Shares, each of Mr. Lars Hinrichs and Ms. Sigal Regev to the Board to serve as a Class II director. Pursuant to the Articles, until the consummation of our Business Combination, only holders of Class B Ordinary Shares have the right to vote on the appointment or removal of directors. Therefore, only holders of Class B Ordinary Shares are entitled to vote on the Director Appointment Proposal.

The Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of office of the initial Class I directors expired at our first annual general meeting held on December 15, 2023, the term of the initial Class II directors expires at our second annual general meeting (being the Shareholder Meeting) and the term of the initial Class III directors expires at our third annual general meeting. Commencing at our first annual general meeting, and then at each following annual general meeting, directors appointed to succeed those directors whose terms expire are appointed for a term of office to expire at the third annual general meeting following their appointment.

As the Shareholder Meeting is our second annual general meeting since the IPO, the term of the initial Class II directors, Mr. Lars Hinrichs and Ms. Sigal Regev, will expire at the Shareholder Meeting. However, the Board has nominated each of Mr. Lars Hinrichs and Ms. Sigal Regev for re-appointment as a Class II director, to hold office until the 2027 annual general meeting of shareholders, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal. The term of office of the second class of directors, consisting of Heiko Dimmerling and Dr. Gerhard Cromme, will expire at our third annual general meeting.

Nominees

Our independent directors have recommended, and our Board has approved, both Mr. Lars Hinrichs and Ms. Sigal Regev as nominees for re-appointment as Class II directors on our Board at the Shareholder Meeting. If re-appointed, both Mr. Lars Hinrichs and Ms. Sigal Regev will serve as a director until the 2027 annual general meeting, until a successor is duly appointed and qualified, or until their earlier death, resignation or removal. Mr. Lars Hinrichs and Ms. Sigal Regev both are currently directors of the Company. For information concerning the nominees, please see the section titled “Board of Directors, Executive Officers and Corporate Governance.”

If you are a shareholder of record of Class B Ordinary Shares and you sign and date your proxy card but do not give instructions with respect to the voting on the Director Appointment Proposal, your shares will be voted “FOR” the re-appointment of Mr. Lars Hinrichs and Ms. Sigal Regev; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Shareholder Meeting, the proxies will be voted for any nominee who shall be designated by our Board to fill such vacancy. If you are a street name shareholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares un-voted on this matter.

Vote Required for Approval

The re-appointment of the Class II directors must be approved by an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Only holders of Class B Ordinary Shares are entitled to vote on the Director Appointment Proposal. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Director Appointment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Director Appointment Proposal.

Resolution

The full text of the resolution to be voted upon in respect of the Director Appointment Proposal is as follows:

“RESOLVED, as an ordinary resolution of the holders of the Class B Ordinary Shares of the Company, that each of Mr. Lars Hinrichs and Ms. Sigal Regev be re-appointed as a Class II director on the Company’s Board to serve until the 2027 annual general meeting of the Company, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S CLASS B SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE, AND THE DIRECTOR APPOINTMENT PROPOSAL.

PROPOSAL NO. 4—THE AUDITOR RATIFICATION PROPOSAL

Overview

The Auditor Ratification Proposal is asking the shareholders to ratify by ordinary resolution the election by our audit committee of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if our shareholders do not ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our audit committee may reconsider the selection of Marcum LLP as our independent registered public accounting firm.

Marcum LLP served as the independent registered public accounting firm of the Company for the fiscal years ended December 31, 2023 and 2022. Representatives of Marcum LLP are not expected to be present at the Shareholder Meeting to answer questions. If our shareholders do not ratify the appointment of Marcum LLP, our Board may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

Fees for professional services provided by our independent registered public accounting firm since inception include:

	For the Fiscal Year ended December 31, 2023	For the Period ended December 31, 2022
Audit fees(1)	$126,371	$111,755
Audit-related fees(2)	$—	$—
Tax fees(3)	$—	$—
All other fees(4)	$—	$—
Total fees	$126,371	$111,755

(1)

Audit fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)

Audit-related fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All other fees. All other fees consist of fees billed for all other services.

Auditor Independence

During the fiscal year ended December 31, 2023 and 2022, there were no other professional services provided by Marcum LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Marcum LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter.

Vote Required for Approval

The ratification of the appointment of Marcum LLP requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Auditor Ratification Proposal. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the Auditor Ratification Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Auditor Ratification Proposal. As of the date hereof, the Initial Shareholders own approximately 57.7% of the issued and outstanding Ordinary Shares and have not purchased any Class A Ordinary Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Auditor Ratification Proposal will not require the affirmative vote of additional Ordinary Shares held by public shareholders.

Resolution

The full text of the resolution to be voted upon in respect of the Auditor Ratification Proposal is as follows:

“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 be ratified, approved and confirmed in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP, AND THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 5—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. If there are insufficient votes to approve the Extension Amendment Proposal, the Extension Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own approximately 57.7% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will not require the affirmative vote of additional Ordinary Shares held by public shareholders.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

General

The following discussion summarizes certain U.S. federal income tax considerations generally applicable to a U.S. Holder (as defined below) that elects to have its Class A Ordinary Shares redeemed for cash pursuant to the exercise of a right to redemption in connection with the Extension Amendment Proposal.

This discussion of certain U.S. federal income tax considerations applies to you only if you are a U.S. Holder and you hold Class A Ordinary Shares as capital assets under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). You are a U.S. Holder if for U.S. federal income tax purposes you are a beneficial owner of our Class A Ordinary Shares and are:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia; or

•	an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

This discussion assumes that any distributions made (or deemed made) by us on our Class A Ordinary Shares and any consideration received (or deemed received) by you in consideration for the sale or other disposition of our Class A Ordinary Shares will be in U.S. dollars. This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to exercising a right to have your Class A Ordinary Shares redeemed in light of your particular circumstances, including if you are:

•	our sponsor or founder (or an officer, director, employee, direct or indirect owner, or affiliate thereof);

•	a financial institution;

•	a dealer or trader in securities that uses a mark-to-market method of tax accounting with respect to the Class A Ordinary Shares;

•	a government or agency or instrumentality thereof;

•	a regulated investment company;

•	a real estate investment trust;

•	certain expatriates or former long-term residents of the United States;

•	an insurance company;

•	a person that actually or constructively owns 5% or more of our voting shares or 5% or more of the total value of our shares;

•	a person holding the Class A Ordinary Shares as part of a “straddle,” “conversion transaction,” integrated transaction or similar transaction;

•	a person holding our Class A Ordinary Shares in connection with a trade or business outside the United States;

•	a U.S. person whose functional currency is not the U.S. dollar; or

•	a tax-exempt entity.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all in effect and available as of the date hereof, which may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not discuss the alternative minimum tax or the application of Section 451(b) of the Code, and does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or any state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You should consult your tax adviser with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

This discussion does not consider the tax treatment of partnerships or other passthrough entities or persons who hold our Class A Ordinary Shares through those entities. If a partnership (or other entity or arrangement classified as a partnership or other passthrough entity for U.S. federal income tax purposes) is the beneficial owner of our Class A Ordinary Shares, the U.S. federal income tax treatment of such partnership or other passthrough entity or a partner or member in such partnership or other passthrough entity generally will depend on the status of the partner or member and the activities of the partnership or other passthrough entity. If you are a partnership or other passthrough entity holding our Class A Ordinary Shares, or a partner or member thereof, you should consult your own tax adviser.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL. YOU ARE URGED TO CONSULT YOUR TAX ADVISER WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption of Class A Ordinary Shares

The following discussion is subject to the discussion under “—Passive Foreign Investment Company Rules” below.

In the event that your Class A Ordinary Shares are redeemed in connection with the Extension Amendment Proposal (referred to herein as a “redemption”), the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A Ordinary Shares, you will be treated as described under “—Redemption Taxable as a Sale or Exchange” below. If the redemption does not qualify as a sale of Class A Ordinary Shares, you will be treated as receiving a corporate distribution with the tax consequences described below under “—Redemption Taxable as a Corporate Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of our shares treated as owned by you (including any shares constructively owned by you) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in us or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests is satisfied, you must take into account not only our shares actually owned by you, but also our shares that are constructively owned by you. In addition to shares you own directly, you may be treated as constructively owning shares owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any shares you have a right to acquire by exercise of an option, which likely would include Class A Ordinary Shares which could be acquired pursuant to the exercise of Public Warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by you immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by you immediately before the redemption. Prior to our initial business combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of your interest if either (i) all of our shares actually and constructively owned by you are redeemed or (ii) all of our shares actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of shares owned by certain family members and you do not constructively own any other shares of ours. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if the redemption or purchase results in a “meaningful reduction” of your proportionate interest in us. Whether the redemption will result in a meaningful reduction of your proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax adviser as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax consequences of the redemption will be as described under “—Redemption Taxable as a Corporate Distribution” below. After the application of those rules, any remaining tax basis in the redeemed Class A Ordinary Shares will be added to your adjusted tax basis in your remaining shares. If there are no remaining shares, you should consult your tax adviser as to the allocation of any remaining basis.

Redemption Taxable as a Sale or Exchange

The following discussion is subject to the discussion under “—Passive Foreign Investment Company” below.

In the event that the redemption of your Class A Ordinary Shares is treated as a sale or other taxable disposition, you generally will recognize capital gain or loss, which generally will be long-term capital gain or loss if your holding period for the Class A Ordinary Shares exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders are eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss you recognize will equal the difference between (i) the sum of the amount of cash received in connection with the redemption and (ii) your adjusted tax basis in the Class A Ordinary Shares redeemed. Your adjusted tax basis in your Class A Ordinary Shares generally will equal your acquisition cost (which in the case of an acquisition of units comprising of Class A Ordinary Shares and Public Warrants will be the portion of the purchase price allocated to the relevant Class A Ordinary Shares), decreased by any prior distributions (including deemed distributions) treated as returns of capital. The gain or loss will generally be U.S.-source gain or loss for foreign tax credit purposes.

Redemption Taxable as a Corporate Distribution

The following discussion is subject to the discussion under “—Passive Foreign Investment Company” below.

In the event that the redemption of the Class A Ordinary Shares is treated as a corporate distribution, you generally will be required to include in gross income as a dividend the amount of any cash paid for our Class A Ordinary Shares to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent the distribution is in excess of earnings and profits, it generally will be applied against, and reduce, your tax basis in your Class A Ordinary Shares (but not below zero), and any remaining excess will be treated as gain from the sale or exchange of the Class A Ordinary Shares. However, it is possible that financial intermediaries may report the entire amount of the distribution as a dividend if they cannot determine the amount of our earnings and profits for U.S. federal income tax purposes.

If you are a corporate U.S. Holder, the amount treated as a dividend paid by us will be taxable to you at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. As described in “—Passive Foreign Investment Company” below, we believe that we were a PFIC for our taxable year ended December 31, 2021 and December 31, 2022 and expect to be a PFIC for our taxable year ending December 31, 2023 and therefore we believe that any amount treated as a dividend paid by us to a non-corporate U.S. Holder will not be eligible for the lower long-term capital gains rate that applies to qualified dividend income.

Passive Foreign Investment Company

A non-U.S. corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income. Cash is generally treated as a passive asset for these purposes.

We believe that we did not qualify for the PFIC “start-up exception” (as described in our IPO prospectus under the caption “Taxation—United States Federal Income Tax Considerations—Passive Foreign Investment Company Rules”) for our taxable year ended December 31, 2021. Therefore, we believe that we were a PFIC for our taxable years ended December 31, 2021, 2022 and 2023. In addition, we may also be a PFIC for our current taxable even if our business combination is completed during any taxable year of ours ending after December 31, 2023, it is possible that we will be a PFIC for that taxable year (and possibly subsequent taxable years), depending on the timing and structure of the business combination and the nature and value of the income and assets of the company with which we combine, the details of which are currently unknown.

Accordingly, if you did not make either a timely mark-to-market election or a qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which you owned (or were deemed to own) Class A Ordinary Shares, as described below, you generally will be subject to special rules with respect to (i) any gain recognized on the sale or other disposition of your Class A Ordinary Shares, which would include a redemption that is treated as a sale or exchange under the rules discussed above, and (ii) any “excess distribution” made to you (generally, any distributions to you during a taxable year that are greater than 125% of the average annual distributions received by you in respect of the Class A Ordinary Shares during the three preceding taxable years or, if shorter, your holding period for the Class A Ordinary Shares), which should include a redemption that is treated as a corporate distribution under the rules discussed above.

Under these rules:

•	your gain or excess distribution will be allocated ratably over your holding period for the Class A Ordinary Shares;

•

the amount allocated to the taxable year in which you recognized the gain or received the excess distribution, or to the period in your holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income; and

•

the amount allocated to other taxable years (or portions thereof) and included in your holding period will be taxed at the highest tax rate in effect for that year and applicable to you (without regard to other items of income and loss for such year), and an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed with respect to the tax attributable to each such other taxable year.

We prepared a PFIC Annual Information Statement in order to enable our U.S. shareholders to make and maintain QEF elections with respect to our 2021 taxable year and 2022 taxable year and we will endeavor provide such statement with respect to our 2023 taxable year upon request. However, there can be no assurance that we will timely provide the required information to make a QEF election, and a QEF election would be unavailable with respect to our warrants in all cases.

Tax Reporting and Backup Withholding

Proceeds from the redemption of our Class A Ordinary Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, if you furnish a correct taxpayer identification number and make other required certifications, or are otherwise exempt from backup withholding and establish your exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against your U.S. federal income tax liability, and you generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon your particular situation. You should consult your tax adviser with respect to the tax consequences of the redemption of our Class A Ordinary Shares in connection with the Extension Amendment Proposal, including the tax consequences under state, local, estate, non-U.S. and other laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY

References in this section to “we,” “our” or “us” refer to the Target Global Acquisition I Corp.

The Company is a blank check company incorporated on February 2, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses. The Company has not engaged in any operations nor generated any revenue to date. Based on its business activities, the Company is a “shell company” as defined under the Exchange Act because the Company has no operations and nominal assets consisting almost entirely of cash. For additional information, see the information set forth under the caption “Item 1. Business” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 4, 2024.

On May 31, 2024, Shmuel Chafets resigned as CEO of the Company, effective immediately. Mr. Chafets’ resignation was voluntary and not the result of any disagreement with the operations, policies or practices of the Company. Mr. Chafets continues to serve as a director of the Company. On May 31, 2024, the board of directors of the Company appointed Mr. Michael Minnick as CEO of the Company, effective immediately.

On May 31, 2024, Yaron Valler informed the Company of his decision to resign as Chief Investment Officer of the Company, effective immediately. Mr. Valler’s resignation was voluntary and not the result of any disagreement with the operations, policies or practices of the Company.

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target in the robotics industry utilizing artificial intelligence technology which the Company believes is a compelling investment opportunity. The Company is currently in negotiations with the Prospective Target and the execution of a business combination agreement is subject to several conditions, including the completion of due diligence and the negotiation and preparation of documentation. TGAA anticipates entering into a definitive business agreement with the Prospective Target, but the Board currently believes that the Extension Amendment Proposal, and the Trust Amendment Proposal are advisable in order to be able to provide sufficient flexibility to structure a transaction to consummate an initial business combination and to adjust to current market terms.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of the date of this proxy statement, based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s Ordinary Shares, by:

•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;

•	each of the Company’s executive officers and directors that beneficially owns the Company’s Ordinary Shares; and

•	all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Name of Beneficial Owners(1)	Number of Class B Ordinary Shares Beneficially Owned	Number of Class A Ordinary Shares Beneficially Owned		Approximate Percentage of Issued and Outstanding Ordinary Shares(2)
5% Shareholders (individually or as a group)
CIIG Management III LLC	17,500	3,533,191	(3)	38.2%
Target Global Sponsor Ltd. (our Sponsor)	7,500	1,514,224	(4)(5)	16.4%
Mizuho Financial Group	—	737,064	(6)	7.9%
Directors, Executive Officers
Gerhard Cromme	—	100,000		1.1%
Michael Minnick	17,500	3,533,191	(3)	38.2%
Heiko Dimmerling	—	25,000		—	*
Michael Abbott	—	25,000		—	*
Jeffrey Clarke	—	—		—
Lars Hinrichs	—	25,000		—	*
Sigal Regev	—	25,000		—	*
Shmuel Chafets	—	100,000		1.1	%(7)
Yaron Valler	—	—		—	(7)
All officers and directors as a group (nine individuals)(7)	17,500	3,833,191		41.4%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of our shareholders is PO Box 10176 Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands.
(2)

Based upon 9,306,635 of our Ordinary Shares outstanding as of the date of this proxy statement, which is the sum of 9,281,635 of our Class A Ordinary Shares and 25,000 of our Class B Ordinary Shares (which will automatically convert into Class A Ordinary Shares at the time of our Business Combination or earlier at the option of the holder thereof).

(3)

Based on the information reported on Schedule 13D filed on June 7, 2024, CIIG Management III LLC is the record holder of such shares. Michael Minnick, Chief Executive Officer, is the managing member of CIIG Management III LLC. Consequently, he may be deemed the beneficial owner of the shares held by CIIG Management III LLC and have voting and dispositive control over such securities. Mr. Minnick disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly. The address for CIIG Management III LLC, and Michael Minnick is 40 West 57th Street, 29th Floor, New York, New York 10019. CIIG Management III LLC acquired these shares from our Sponsor and the 3,533,191 Class A Ordinary Shares are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s Initial public offering.
(4)

On June 11, 2023, the Company issued an aggregate of 5,347,415 Class A Ordinary Shares, par value $0.0001 per share to the Sponsor and the Holders, upon the Conversion of an equal number of the Company’s Class B Ordinary Shares held by the Holders. The 5,347,415 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s initial public offering. In addition, following the Conversion, certain additional restrictions pursuant to Regulation S of the Securities Act apply to the Class A Ordinary Shares of the Holders. On May 31, 2024, the Sponsor transferred 3,533,191 Class A Ordinary Shares and 17,500 Class B Ordinary Shares to CIIG Management III LLC.

(5)

Based on the information reported on Schedule 13G/A filed on June  , 2024 by our Sponsor, Target Global Sponsor Ltd., a Cayman Islands exempt company with its registered address at PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, Mr. Shmuel Chafets, Mr. Alexander Frolov, Mr. Mikhail Lobanov and Mr. Yaron Valler. Our Sponsor is controlled as of the date hereof by Mr. Shmuel Chafets and Mr. Yaron Valler, who have voting and investment discretion in respect of the shares held of record by our Sponsor and therefore may be deemed to have shared beneficial ownership of the shares held by our Sponsor. The principal business office of each of our Sponsor, Shmuel Chafets and Yaron Valler is PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands. Each of Shmuel Chafets and Yaron Valler disclaims beneficial ownership of the shares held by our Sponsor except to the extent of his pecuniary interest therein, directly or indirectly.

(6)

Based on the information reported on Schedule 13G/A filed on February 13, 2024 by Mizuho Financial Group, Inc. The principal business office of each of Mizuho Financial Group, Inc. is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

(7)

On May 31, 2024, each of Shmuel Chafets and Yaron Valler resigned from their officer positions with the Company. Does not include any shares indirectly owned by this individual as a result of his indirect membership interest in our Sponsor.

RELATED PARTY TRANSACTIONS

Founder Shares

On February 2, 2021, an affiliate of our Sponsor paid $25,000 to cover certain of our expenses in consideration for 7,187,500 Class B Ordinary Shares, par value $0.0001. On November 8, 2021, 1,437,500 Class B Ordinary Shares were cancelled by the Company resulting in a decrease in the total number of Class B Ordinary Shares outstanding from 7,187,500 shares to 5,750,000 shares. Such shares were subsequently transferred to our Sponsor in exchange for $25,000, or approximately $0.004 per share. Prior to the completion of our IPO, our Sponsor transferred 25,000 Class B Ordinary Shares to each of our independent directors and 100,000 Class B Ordinary Shares to each of our CEO Shmuel Chafets and our Chairman Dr. Gerhard Cromme.

On July 11, 2023, the Company issued an aggregate of 5,347,415 Class A Ordinary Shares, par value $0.0001 per share to the Holders, upon the Conversion of an equal number of the Company’s Class B Ordinary Shares, par value $0.0001 per share, held by the Holders. The 5,347,415 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s Initial public offering. In addition, following the Conversion, certain additional restrictions pursuant to Regulation S of the Securities Act apply to the Class A Ordinary Shares of the Holders.

On May 31, 2024, the Sponsor sold 3,533,191 Class A Ordinary Shares of the Company and 17,500 Class B Ordinary Shares of the Company to CIIG Management III LLC pursuant to a Securities Assignment Agreement. The 3,533,191 Class A Ordinary Shares are subject to the same restrictions as applied to the Class B Ordinary Shares, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s Initial public offering.

On May 31, 2024, the Sponsor agreed that its Class A Ordinary Shares, Class B Ordinary Shares and Private Placement Warrants would not be subject to any forfeiture in connection with an initial business combination or any extension of the Company’s duration other than as described in the Securities Assignment Agreement and on a pro rata basis with CIIG Management III LLC subject to a 250,000 share limit.

Private Placement Warrants

Our Sponsor purchased an aggregate of 6,666,667 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.50 per warrant, or $10,000,000 in the aggregate, in a private placement that occurred simultaneously with the closing of our IPO. On December 29, 2021, concurrently with the exercise of the over-allotment option, we completed the private sale of 397,242 additional private placement warrants to our Sponsor at a purchase price of $1.50 per warrant, generating additional gross proceeds to the Company of $595,863.

The private placement warrants are identical to the warrants sold in our IPO except that the private placement warrants (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders, (ii) may be exercised by the holders on a cashless basis and (iii) will be entitled to registration rights. The private placement warrants (including the Class A Ordinary Shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

On May 31, 2024, the Sponsor agreed that once exercisable, the 7,063,909 Private Placement Warrants held by it shall be exercised for cash upon the Sponsor Exercise Fair Market Value (as defined in Section 3.3.1(c) of the warrant agreement) equaling $15.00 per share and will be redeemable similar to the Public Warrants provided that $18.00 will be replaced by $15.00.

Administrative Services Fee

We currently maintain our executive offices at PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands. The cost for our use of this space is included in the $10,000 per month fee we pay to our Sponsor for office space, administrative and support services. On May 31, 2024, the administrative services agreement was terminated and the Sponsor shall not be entitled to receive any additional fees or payments of any kind or be required to perform any services and we are not required to pay any such fees or payments.

Promissory Notes

On February 19, 2021, the Sponsor agreed, under a promissory note, to loan the Company up to $500,000 to be used for a portion of the expenses of the IPO. The loans under this initial promissory note were repaid upon the closing of the IPO out of the $1,000,000 of offering proceeds that has been allocated to the payment of offering expenses.

In addition, the Company and the Sponsor entered into the following promissory notes, all of which were fully drawn and outstanding as of March 31, 2024:

•

On November 11, 2022, the Sponsor agreed, under a separate promissory note, to loan the Company up to $500,000. This note is not interest bearing and is to be repaid on the date on which the Company consummates its Business Combination.

•

On June 27, 2023, the Sponsor agreed, under a separate promissory note, to loan the Company additional $100,000. This note is not interest bearing and is to be repaid on the earlier of (i) December 31, 2023 and (ii) the date on which the Company consummates Business Combination.

•

On August 17, 2023, the Sponsor agreed, under a separate promissory note, to loan the Company additional $100,000. This note is not interest bearing and it to be repaid on the earlier of (i) December 31, 2023 and (ii) the date on which the Company consummates its Business Combination.

•

On August 17, 2023, the Sponsor agreed, under a separate promissory note, to loan the Company additional $250,000. This note is not interest bearing and it to be repaid on the earlier of (i) December 31, 2023 and (ii) the date on which the Company consummates its Business Combination.

•

On December 15, 2023, the Sponsor agreed, under a separate promissory note, to loan the Company additional $1,000,000. This note is not interest bearing and it has to be repaid on or before December 31, 2025. This facility was partially drawn and $431,000 was outstanding as of March 31, 2024.

•

On January 9, 2024, the Sponsor agreed, under a promissory note, to loan the Company an amount of $250,000. This note is not interest bearing and it has to be repaid on the earlier of (i) December 31, 2024 and (ii) the date on which the Company consummates its initial business combination.

•

On January 9, 2024, the Sponsor agreed, under an additional promissory note, to loan the Company an additional an amount of $345,000. This note is not interest bearing and it has to be repaid on the date on which the Company consummates its initial business combination.

On May 31, 2024, in connection with the Securities Assignment Agreement, the Sponsor agreed to reduce to zero any remaining balance on the promissory notes dated November 11, 2022, June 27, 2023, August 17, 2023, December 2023, January 9, 2024 and contribution notes dated June 2, 2023 and January 11, 2024 in excess of $1,750,000 and have the $1,750,000 balance of the promissory notes and contribution notes paid as part of the reimbursement of legacy expenses as long as the inclusion of such balance does not result in the aggregate amount of legacy expenses exceeding $1,750,000 with such reimbursement being contingent on the Company consummating an initial business combination and such legacy expenses approved and incorporated to be payable as of the closing date of initial business combination.

Prior Contributions and Extensions

The Company’s prospectus for its IPO and its Articles initially provided that the Company had until 18 months from the closing of the offering (until June 13, 2023) or up to 24 months from the closing of its IPO (until December 13, 2023) to complete a Business Combination. The Company initially had 18 months from the closing of its IPO, until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (December 13, 2023) if the Company extended the period of time to consummate a Business Combination, subject to the Sponsor depositing additional funds in the Trust Account) to complete an initial Business Combination.

On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with such extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. In connection therewith, 16,994,128 Class A Ordinary Shares were validly tendered and redeemed.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. In connection therewith, 561,310 Class A Ordinary Shares were validly tendered and redeemed.

On May 6, 2024, the Company elected to extend the Termination Date by one month, until June 8, 2024. In connection with such extension, on May 6, 2024, the Sponsor deposited $90,000 into the Trust Account. On June 6, 2024, the Company elected to extend the Termination Date by one month, until July 8, 2024. In connection with such extension, CIIG Management III LLC expects to deposit $90,000 into the Trust Account on or about June 8, 2024.

Working Capital Loans

In addition, in order to finance transaction costs in connection with an intended Business Combination, our Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”) on a non-interest basis. If the Company completes the initial Business Combination, the Company would repay the Working Capital Loans.

In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into Private Placement Warrants of the post Business Combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. As of December 31, 2023 and March 31, 2024, the Company had no borrowings, respectively, under the Working Capital Loans.

Registration and Shareholder Rights Agreement

We entered into a registration and shareholder rights agreement (the “Registration Rights Agreement”) pursuant to which our Sponsor is entitled to certain registration rights with respect to the Private Placement Warrants, the securities issuable upon conversion of Working Capital Loans and extension loans (if any) and the Class A ordinary shares issuable upon exercise of the foregoing and upon conversion of the Class B Ordinary Shares, and, upon consummation of our Business Combination, to nominate three individuals for appointment to our Board, as long as the Sponsor holds any securities covered by the registration and shareholder rights agreement. We expect to amend the Registration Rights Agreement to modify the definition of Lock-Up Period such that the Founder Shares Lock-Up period shall be for (i) 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof) until the completion of the Company’s initial business combination; and (ii) 50% of the Founder Shares and any Class A Ordinary Shares issuable upon conversion thereof held by our Sponsor and our directors and executive officers shall not be transferred, assigned or sold except to certain permitted transferees unless and until the earlier to occur of (A) six (6) months after the completion of our initial Business Combination and (b) subsequent to our initial Business Combination if the last sale price of our ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share consolidations, share capitalizations, rights issuances, reorganizations, recapitaliziations and the like) for an 20 trading days within any 30-trading day period commencing at least 150 days after our initial Business Combination.

Related Party Policy

The audit committee of our Board adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the Company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal and the Auditor Ratification Proposal are approved at the Shareholder Meeting, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date or the Additional Articles Extension Date (if applicable) to consider and vote upon approval of a business combination agreement and a Business Combination. If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved, or if they are approved but we do not consummate a Business Combination before the Articles Extension Date or Additional Articles Extension Date (if applicable), the Company will liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, to inform us of his or her request; or if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports (including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023), proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact the Company in writing at 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing TGAA.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than three business days before the date of the Shareholder Meeting, or no later than     , 2024.

Annex A

PROPOSED AMENDMENTS TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

TARGET GLOBAL ACQUISITION I CORP,

AS AMENDED ON DECEMBER 15, 2023

TARGET GLOBAL ACQUISITION I CORP

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company, as amended on December 15, 2023, be further amended by:

(a)	amending Article 49.7 by deleting the following:

“In the event that the Company does not consummate a Business Combination by May 8, 2024, the Company shall have the right, but not the obligation, to extend the period of time to consummate a Business Combination, without a shareholder vote, on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, by resolution of the Company’s board of Directors, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable deadline, until December 9, 2024, provided that (i) the Sponsor (or its affiliates or designees) will deposit into the Trust Account as a loan (a “Contribution,” and the Sponsor, its affiliate or designee making such Contribution, a “Contributor”), one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to each such monthly extension, an amount equal to $90,000, in exchange for a non-interest bearing, unsecured convertible promissory note to the Contributor repayable by the Company upon consummation of a Business Combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants issued to the Sponsor in connection with the Company’s IPO, each exercisable for one Class A ordinary share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a Business Combination by the extended date(s), any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by December 9, 2024, the Company shall have the right, but not the obligation, to extend the period of time to consummate a Business Combination, without a shareholder vote, on a monthly basis for up to six times by an additional one month each time after December 9, 2024, by resolution of the Company’s board of Directors, if requested by the CEO, and upon one calendar day advance notice prior to the applicable deadline, until June 9, 2025, provided that the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.”

(b)	amending Article 49.8 by deleting the following:

“In the event that the Company does not consummate a Business Combination by May 8, 2024 (or December 9, 2024, if such date is extended in accordance with the Articles), the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by December 9, 2024 (or no later than June 9, 2025, if such date is extended on a monthly basis in accordance with the Articles), the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(c)	amending Article 49.9 by deleting the following:

“In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by May 8, 2024 (or December 9, 2024 if such date is extended in accordance with the Articles); or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by May 8, 2024, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, by resolution of the Directors, if requested by the Sponsor in writing, and upon two calendar days’ advance notice prior to the applicable Termination Date, until December 9, 2024.”; and

and replacing it with the following:

“In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by December 9, 2024 (or no later than June 9, 2025 if such date is extended on a monthly basis in accordance with the Articles); or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by December 9, 2024, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to six times by an additional one month each time after December 9, 2024, by resolution of the Directors, if requested by the Sponsor (or its affiliates or designees) in writing, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025.”

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company, as amended on December 15, 2023, be further amended by:

(a) amending Article 49.11 by deleting the following:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond May 8, 2024 (or December 9, 2024, if applicable) under the provisions of this Article 49 or (ii) amend the foregoing provisions of this Article 49.11.”

and replacing it with the following:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond December 9, 2024 (or no later than June 9, 2024, if such date is extended on a monthly basis in accordance with the Articles) under the provisions of this Article 49 or (ii) amend the foregoing provisions of this Article 49.11.”

Annex B

FORM OF AMENDMENT NO. 4 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO.4 TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of    , 2024, is made by and between Target Global Acquisition I Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), and amends that certain Investment Management Trust Agreement, dated as of December 8, 2021 (as amended on June 6, 2023, November 29, 2023, December 15, 2023 and    , 2024, the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of 21,489,658 units, including the subsequent exercise of the underwriters’ over-allotment option (the “Offering”), and concurrent sales of an aggregate of 7,063,909 private placement warrants, which includes the additional private sale conducted in connection with the subsequent exercise of the underwriters’ over-allotment option, to Target Global Sponsor Ltd. (the “Private Placement Warrants”), a total of $219,194,512 of the net proceeds from the Offering and the sale of the Private Placement Warrants was placed in the Trust Account as of December 29, 2021;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the later of (1) May 8, 2024 and (2) such later date upon an Extension effectuated pursuant to the terms of the Trust Agreement;

WHEREAS, Section 6(c) of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the affirmative vote of sixty-five percent (65%) of the then-outstanding shares of the Ordinary Shares and the Company’s Class B Ordinary Shares;

WHEREAS, at an extraordinary meeting of the shareholders of the Company held on June 2, 2023, the Company’s shareholders approved a proposal to amend the Company’s amended and restated memorandum and articles of association giving the Company the right to extend (the “First Extension”) the date by which the Company had to consummate a Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company, without another shareholder vote, to elect to further extend the termination date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after the September 13, 2023, by resolution of the Board, if requested by the Sponsor, and upon one days’ advance notice prior to the applicable termination date, until March 13, 2024, provided that the Sponsor (or its affiliates or designees) deposited into the Trust Account as a loan (a “Prior Contribution”), one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to each such monthly extension, an amount equal to the lesser of (x) $90,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding, in exchange for a non-interest bearing, unsecured convertible promissory note to the Sponsor repayable by the Company upon consummation of a Business Combination;

WHEREAS, the Company’s shareholders approved the First Extension on June 2, 2023 and an aggregate of 16,994,128 Public Shares were validly tendered for redemption, leaving an aggregate of 4,495,530 Public Shares outstanding. On each of September 11, 2023, October 11, 2023, November 11, 2023 and December 11, 2023, the Sponsor made a Prior Contribution of $90,000 to the Company for each such monthly extension. Accordingly, the Termination Date is expected to be January 13, 2024 under the Company’s current amended and restated memorandum and articles of association;

WHEREAS, at an extraordinary meeting of the shareholders of the Company held on December 15, 2023, (“December 2023 Meeting”), at least sixty-five percent (65%) of the then-outstanding shares of the Ordinary Shares and the Company’s Class B Ordinary Shares voted to approve Amendment No. 3 to this Agreement;

WHEREAS, at the December 2023 Meeting, the shareholders of the Company approved an amendment and restatement of the Company’s memorandum and articles of association (as so amended and restated, the “First Restated Articles”) to extend the date by which the Company has to consummate a business combination from January 13, 2024 to May 8, 2024 and to allow the Company, without another shareholder vote, to elect to further extend the termination date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, by resolution of the Company’s board of directors, if requested by Target Global Sponsor Ltd., and upon two calendar days’ advance notice prior to the applicable termination date, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto (the “Second Extension”);

WHEREAS, the Company’s shareholders approved the Second Extension on December 15, 2023 and an aggregate of 561,310 Public Shares were validly tendered for redemption, leaving an aggregate of 3,934,220 Public Shares outstanding.

WHEREAS, at an extraordinary meeting of the shareholders of the Company held on or about the date hereof (the “Meeting”), at least sixty-five percent (65%) of the then-outstanding shares of the Ordinary Shares and the Company’s Class B Ordinary Shares have voted to approve this Amendment Agreement;

WHEREAS, at the Meeting, the shareholders of the Company approved an amendment and restatement of the Company’s memorandum and articles of association (as so amended and restated, the “Second Restated Articles”) to extend the date by which the Company has to consummate a business combination from July 8, 2024 to December 9, 2024 and to allow the Company, without another shareholder vote, to further extend the termination date by resolution of the Company’s board of directors, if requested by Target Global Sponsor Ltd., and upon two calendar days’ advance notice, until June 9, 2025, unless the closing of a Business Combination shall have occurred prior thereto; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement. (a) Effective as of the execution hereof, the fourth recital of the Trust Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, if a Business Combination is not consummated by December 9, 2024 in accordance with the Company’s Restated Articles, the Company may, by resolution of the Board, if requested by the Chief Executive Officer, and upon one calendar days’ advance notice prior to the Applicable Deadline, extend the date by which the Company has to consummate a Business Combination (the “Termination Date”) up to six times with each extension being one month (each, an “Extension”, and each extended Termination Date, an “Applicable Deadline”) for up to a maximum of six months in the aggregate from December 9, 2024, subject to the Company’s Chief Executive Officer notifying the Board of Directors and the Company’s board of directors approving extending the Termination Date for an additional month;”

(b) Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its

Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and, in the case of Exhibit B, less up to $100,000 of interest income to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) December 9, 2024 and (2) such later date upon an Extension effectuated pursuant to the terms hereof and the Restated Articles if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date”;

(c) Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as follows:

“EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account—Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Target Global Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated December 8, 2021 (as amended on June 6, 2023, November 29, 2023, December 15, 2023 and    , 2024, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s Amended and Restated Memorandum and Articles of Association, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected [ ] as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the Amended and Restated Memorandum and Articles of Association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours, Target Global Acquisition I Corp.

By:
Name:
Title:

(c) Effective as of the execution hereof, Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows:

“EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: [ ]

Re: Trust Account – Extension Letter

Mr./Ms. [ ]:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Target Global Acquisition I Corp. (the “Company”) and Continental Stock Transfer & Trust Company, dated as of December 8, 2021 (as amended on June 6, 2023, November 29, 2023, December 15, 2023 and    , 2024, the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination until    , 2024 (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

Very truly yours,

Target Global Acquisition I Corp.

By:
Name:
Title:

1. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

2. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby), and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to December 8, 2021.

(b) All references to the “amended and Restated Articles of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Restated Articles.

3. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

4. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5. Other Miscellaneous Terms. The provisions of Sections 6(e), 6(g) and 6(i) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

TARGET GLOBAL ACQUISITION I CORP.

By:
Name:
Title:

P R O X Y C A R D

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

Target Global Acquisition I Corp.

PO Box 10176, Governor’s Square, 23

Lime Tree Bay Avenue,

Grand Cayman, KY1-1002,

Cayman Islands

EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING
OF TARGET GLOBAL ACQUISITION I CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON , 2024.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated , 2024, in connection with the extraordinary general meeting in lieu of an annual general meeting (the “Shareholder Meeting”) of Target Global Acquisition I Corp. (“Company”) to be held at a.m./p.m. Eastern Time on , 2024, via an in-person meeting, and hereby appoints Michael Minnick and Heiko Dimmerling, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5

Proposal No. 1 — The Extension Amendment Proposal: To amend, by way of special resolution, the Company’s Articles to eliminate the requirement to make monthly cash deposits to the Trust Account in order to extend the date (the “Termination Date”) by which the Company has to consummate an initial business combination (the “Extension Amendment”) from, 2024 (the “Original Termination Date”) to December 9, 2024 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date, if the Company has by the Articles Extension Date entered into a letter of intent or definitive binding agreement to consummate an initial business combination (“Business Combination”), on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by the Chief Executive Officer (the “CEO”) and approved by the Board, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Trust Amendment Proposal: To amend, by the affirmative vote of at least sixty- five percent (65%) of the votes cast of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), voting together as a single class, that certain investment management trust agreement, dated December 8, 2021 (as amended on June 6, 2023, November 29, 2023 and December 15, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental,” or the “Trustee”), as provided by the resolution in the form set forth in Annex B to this proxy statement, to change the date on which Continental must commence liquidation (the “Trust Amendment”) of the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date and (iii) the Additional Articles Extension Date if no further Additional Articles Extension Date is approved.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — The Director Appointment Proposal: To re-appoint, by way of ordinary resolution of the holders of the Class B Ordinary Shares, each of Mr. Lars Hinrichs and Ms. Sigal Regev as Class II directors on the Company’s Board to serve until the 2027 annual general meeting of shareholders, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 4 — The Auditor Ratification Proposal: To ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 5 — The Adjournment Proposal: To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal or the Auditor Ratification Proposal, (ii) if the holders of Company’s Class A Ordinary Shares, issued as part of the units sold in the Company’s initial public offering (the “Public Shares”), have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:	, 2024

(Signature) (Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.